UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Dror Ortho-Design, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒          No fee required
☐          Fee paid previously with preliminary materials
☐          Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dror Ortho-Design, Inc.
Shatner Street 3
Jerusalem, Israel

                   , 2023

To Our Stockholders:

On behalf of the Board of Directors (the “Board”) of Dror Ortho-Design, Inc. (the “Company,” “Dror,” “our” or “we”), I cordially invite you to attend our 2023 annual meeting of stockholders (the “Annual Meeting”) at 10 a.m. Eastern Time on Thursday, December 28, 2023. To provide access to our stockholders regardless of geographic location, this year’s Annual Meeting will be held in a virtual-only meeting format at https://agm.issuerdirect.com/dror.

Details regarding the meeting, the business to be conducted at the Annual Meeting and information about Dror that you should consider when you vote your shares are described in the accompanying Notice of 2023 Annual Meeting of Stockholders (the “Notice”), the accompanying proxy statement (the “Proxy Statement”) and the proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form if you requested paper proxy materials. Our Proxy Statement and the 2022 Annual Report are available at www.iproxydirect.com/dror.

At the Annual Meeting, five persons will be elected to our Board. In addition, we will ask stockholders (1) to approve the adoption of our Second Amended and Restated Certificate of Incorporation (the “Restated Charter”), (2) to approve the adoption of an amendment to the Restated Charter to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock, (3) to approve the adoption of an amendment to the Restated Charter to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1-for-1,000 to 1-for-100,000 (the “Reverse Stock Split”), with the exact exchange ratio and timing to be determined at the discretion of the Board but prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting and to be set forth in a public announcement, and (4) to approve the adoption of the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan. The Board recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Dror Ortho-Design, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

Chaim Hurvitz, Chairman of the Board of Directors

Important Notice Regarding The Availability Of
Proxy Materials For The Stockholder Meeting
To Be Held On Thursday, December 28, 2023:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement
are available at: www.iproxydirect.com/dror

Notice of 2023 Annual Meeting of Stockholders
of Dror Ortho-Design, Inc.

                          , 2023

TIME: 10 a.m. Eastern Time
DATE: December 28, 2023
PLACE: www.iproxydirect.com/dror

Purposes:

1.	To elect the five directors named in the Proxy Statement to the Board of Directors (the “Board”) of the Company to serve one-year terms expiring in 2024;

2.	To approve the adoption of the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Charter”);

3.	To approve the adoption of an amendment to the Restated Charter to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock;

4.	To approve the adoption of an amendment to the Restated Charter to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1-for-1,000 to 1-for-100,000 (the “Reverse Stock Split”), with the exact exchange ratio and timing to be determined at the discretion of the Board but prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting and to be set forth in a public announcement; and

5.	To approve the adoption of the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” each of the foregoing proposals.

Who May Vote:

Only stockholders of record as of the close of business on November 29, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Annual Meeting in person.

To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.iproxydirect.com/dror and entering the control number included in your or proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may contact Eliyahu (Lee) Haddad at +972 (0)74-700-6700 for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the close of business on the Record Date. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

Eliyahu (Lee) Haddad, Director and Chief Executive Officer

Proxy Statement for the
Dror Ortho-Design, Inc.
2023 Annual Meeting of Stockholders
to be Held on December 28, 2023

This Proxy Statement, along with the Notice of Annual Meeting, contains information about the 2023 Annual Meeting of Dror Ortho-Design, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m. Eastern Time, on Thursday, December 28, 2023, in virtual format at https://agm.issuerdirect.com/dror.

In this Proxy Statement, we refer to Dror Ortho-Design, Inc. as “Dror,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting.

On or about                     , 2023, we began sending proxy materials to stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE STOCKHOLDER ANNUAL MEETING
TO BE HELD ON DECEMBER 28, 2023

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.iproxydirect.com/dror. Additionally, you can find a copy of our 2022 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022 on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov.

The executive offices of the Company are located at, and the mailing address of the Company is, Shatner Street 3, Jerusalem, Israel.

At the 2023 annual meeting of stockholders (the “Annual Meeting”), the Company expects the following matters to be acted upon:

1.	The election of the five directors named in the Proxy Statement to the Board to serve until the annual meeting of stockholders in 2024 or until each one’s respective successor has been duly elected and qualified;

2.	The approval of the adoption of the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Charter”);

3.	The approval of the adoption of an amendment to the Restated Charter to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock;

4.	The approval of the adoption of an amendment to the Restated Charter to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1-for-1,000 to 1-for-100,000 (the “Reverse Stock Split”), with the exact exchange ratio and timing to be determined at the discretion of the Board but prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting and to be set forth in a public announcement; and

5.	The approval of the adoption of the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan.

The transaction such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

The Board unanimously recommends that you vote “For” each of the foregoing proposals.

Introductory Note

On July 5, 2023, the Company entered into a share exchange agreement with the shareholders of Dror Ortho-Design, Ltd (“Private Dror”), pursuant to which the shareholders of Private Dror agreed to exchange all of their outstanding ordinary shares Private Dror for shares of the Company’s Common Stock and Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock,” and the transaction, the “Share Exchange”). On August 14, 2023, the Share Exchange was consummated and the Company changed its name to “Dror Ortho-Design, Inc.” Following the Share Exchange, the Company succeeded to the business of Private Dror as its sole line of business.

In connection with the Share Exchange, pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”), the Company sold shares of Common Stock and Preferred Stock and five-year warrants (the “Warrants”) to acquire shares of Common Stock in a private placement (the “Private Placement”) to certain investors (collectively, the “Private Placement Investors”) in a closing on August 14, 2023, and in a subsequent closing on September 13, 2023. The Company received aggregate gross proceeds of $5,025,000 in the first closing of the Private Placement and an additional $200,000 in the subsequent closing thereof.

As a result of the consummation of the Share Exchange and the Private Placement, (1) the composition of the Board changed such that fewer than a majority of the current directors were directors immediately prior to such change and (2) the voting securities of the Company outstanding immediately prior thereto now represent less than fifty percent (50%) of the total voting power represented by the voting securities of the Company. As a result, there has been a change in control of the Company from the stockholders of the company prior to the closing of the Share Exchange and the Private Placement to the former shareholders of Private Dror and the Private Placement Investors. Immediately following the change in control, the former shareholders of Private Dror and the Private Placement Investors beneficially owned shares of Common Stock and Preferred Stock representing 83.49% of the total voting power of the Company.

Important Information About The
Annual Meeting And Voting

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of Dror Ortho-Design, Inc. is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held on Thursday, December 28, 2023 at 10 a.m. Eastern Time, virtually at https://agm.issuerdirect.com/dror, and any postponement or adjournments of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) and the Notice of 2023 Annual Meeting of Stockholders summarize the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

Who Can Vote?

Only stockholders who owned shares of our common stock, par value $0.0001 per share (the “Common Stock”) and shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) as of the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 495,454,546 shares of our Common Stock outstanding and entitled to vote on each of the proposals described in this Proxy Statement. On the Record Date, there were 10,463,363 shares of our Preferred Stock outstanding, which were entitled to cast an aggregate of 769,875,898 votes on each of the proposals described in this Proxy Statement.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote on each of the proposals described in this Proxy Statement.

Each share of Preferred Stock that you own entitles you to a number of votes equal to the number of Common Stock into which your shares of Preferred Stock are convertible into pursuant to Section 6 of the Certificate of Designations of the Preferred Stock (the “Certificate of Designations”) (after giving effect to certain beneficial ownership limitations on conversion of your Preferred Shares under the Certificate of Designations) on each of the proposals described in this Proxy Statement.

There is no cumulative voting.

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon the following matters:

●	Proposal 1: To elect the five directors named in this Proxy Statement to the Board to serve until the annual meeting of stockholders in 2024 or until each one’s respective successor has been duly elected and qualified (the “Election of Directors”);

●	Proposal 2: To approve the adoption of the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Charter,” and the “Charter Restatement Proposal”);

●	Proposal 3: To approve the adoption of an amendment to the Restated Charter to increase the number of authorized shares of Common Stock from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

●	Proposal 4: To approve the adoption of an amendment to the Restated Charter to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1-for-1,000 to 1-for-100,000 (the “Reverse Stock Split”), with the exact exchange ratio and timing to be determined at the discretion of the Board but prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting and to be set forth in a public announcement (the “Reverse Stock Split Proposal”);

●	Proposal 5: to approve the adoption of the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan,” and the “2023 Plan Proposal”); and

●	To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Why is the Company Seeking Authorization to Increase the Number of Authorized Shares of Common Stock?

In connection with the Private Placement, the Company agreed to, from and after (i) each date the Company has authorized and unreserved shares available to reserve any of the Required Minimum and (ii) not later than July 14, 2024 with respect to the entire Required Minimum (each such date, a “Mandatory Reservation Date”), reserve and maintain a reserve of the Required Minimum exclusively for the Private Placement Investors, from its duly authorized shares of Common Stock, for issuance in connection with the Private Placement, in such amount as may then be required to fulfill its reservation obligations in full in connection with the Private Placement. “Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future in connection with the Private Placement, including any shares issuable upon conversion of all Preferred Stock and, after the Mandatory Reservation Date, the exercise in full of all Warrants issued in the Private Placement, ignoring any exercise limits set forth therein.

As of the Record Date, the Company did not have enough authorized shares to reserve the Required Minimum by the later Mandatory Reservation Date referred to in prong (ii) of the definition of “Mandatory Reservation Date. As such, our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Restated Charter (the “Share Increase Amendment”) to increase the number of authorized shares of Common Stock from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock, subject to stockholder approval. The form of the proposed Restated Charter attached hereto as Annex A incorporates revisions to give effect to Share Increase Amendment.

Why is the Company Seeking Authorization to Effect a Reverse Stock Split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Restated Charter (the “Reverse Stock Split Amendment”) authorizing a Reverse Stock Split, subject to stockholder approval, and granting the Board the discretion to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex C. The Reverse Stock Split will reduce the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of the Common Stock and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex C. If the Reverse Stock Split is implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted “for” or “withhold” with respect to the Director Election Proposal (Proposal 1) and voted “for,” “against” or “abstain” with respect to each other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Issuer Direct Corporation, or you have stock certificates registered in your name, you may vote:

●	By Internet or telephone. If you are a stockholder of record, you may submit your proxy by going to www.iproxydirect.com/dror or calling +1 (866) 752-8683and following the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website or call the number, if any, provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website or telephone line. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 27, 2023.

●	By mail or fax. You can vote by mail or fax by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	“For” each nominee with respect to the Election of Directors;

●	“For” the Charter Restatement Proposal;

●	“For” the Share Increase Proposal;

●	“For” the Reverse Stock Split Proposal; and

●	“For” the 2023 Plan Proposal.

What Happens if Additional Matters are Presented at the Annual Meeting?

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●

if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet or telephone on a date later than the prior proxy;

●	by notifying the Company in writing via email to Lee Haddad at lee@aerodentis.ai before the Annual Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on December 26, 2023; or

●	by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, telephone proxy card or virtually in person at the Annual Meeting, is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one copy of this Proxy Statement and the proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares may have the authority to vote your unvoted shares on the Charter Restatement Proposal (Proposal 2), the Share Increase Proposal (Proposal 3), and the Reverse Stock Split Proposal (Proposal 4) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the Election of Directors (Proposal 1) or the 2023 Plan Proposal (Proposal 5). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on either proposal, no votes will be cast on such proposal on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the Election of Directors (Proposal 1) or the 2023 Plan Proposal (Proposal 5).

What Constitutes a Quorum for the Annual Meeting?

The presence of the holders of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Assuming the presence of a quorum:

Proposal 1: Election of Directors

Directors shall be elected by a plurality of the voting power of the shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Election of Directors. “WITHHOLD” votes and broker non-votes will have no effect on the results for the Election of Directors.

Proposal 2: Charter Restatement Proposal

The affirmative vote of a majority of the outstanding shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, entitled to vote on the Charter Restatement Proposal shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the Charter Restatement Proposal. Because the Charter Restatement Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have the same effect as votes cast “against” this proposal.

Proposal 3: Share Increase Proposal

The affirmative vote of (1) a majority of the outstanding shares of Common Stock entitled to vote on the Share Increase Proposal and (2) a majority of the outstanding shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations) entitled to vote on the Share Increase Proposal, with each class of shares voting as a separate class, shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the Share Increase Proposal. Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have the same effect as votes cast “against” this proposal.

Proposal 4: Reverse Stock Split Proposal

The affirmative vote of a majority of the outstanding shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, entitled to vote on the Reverse Stock Split Proposal shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have the same effect as votes cast “against” this proposal.

Proposal 5: 2023 Plan Proposal

The affirmative vote of a majority of the voting power of the shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the 2023 Plan Proposal shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the 2023 Plan Proposal, and broker non-votes will have no effect on this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspector of election, Issuer Direct Corporation, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Who Counts the Votes?

All votes will be tabulated by Issuer Direct Corporation, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Annual Meeting.

What Are the Costs of Soliciting these Proxies?

Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Attending the Annual Meeting

The Annual Meeting will be held at 10 a.m. Eastern Time on Thursday, December 28, 2023, virtually at https://agm.issuerdirect.com/dror. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.

The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on December 29, 2023. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please contact Issuer Direct Corporation by sending an email to proxy@issuerdirect.com or by calling +1 (919) 481-4000, extension 100 or 807.

Householding of Annual Disclosure Documents

Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

If your shares of the Company are registered in your own name, please contact our transfer agent, Issuer Direct Corporation, by visiting www.iproxydirect.com/dror and clicking on the “Request Materials” link.

If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.

Who Can Help Answer My Questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Eliyahu (Lee) Haddad at +972 (0)74-700-6700. You will also be able to submit questions during the Annual Meeting.

Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of any class of our voting securities;

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

Unless otherwise indicated below, beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the following table are based on (i) 495,454,546 shares of Common Stock and (ii) 10,463,363 shares of Preferred Stock, which are entitled to cast an aggregate of 769,875,898 votes, outstanding as of the Record Date.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class	Number of Shares of Series A Convertible Preferred Stock Beneficial Owned	Percent of Class	Percent of Voting Power(2)
5% Stockholders
Orin Hirschmann/AIGH(3)	48,662,500(4)	9.82%	3,054,544 (5)	29.19%	4.05%
Congregation Ahavas Tzdokah Vchesed Inc.(6)	61,722,996(7)	12.46%	—	—	3.93%
Moshe Bodner	—(8)	—	1,511,873	14.45%	4.49%

Directors and Named Executive Officers
Eliyahu (Lee) Haddad	—(9)	—	45,455	*	*
Moshe Shvets	—(10)	—	691,621	6.61%	4.49%
Chaim Hurvitz	—(11)	—	592,151	5.66%	4.49%
Chaim Ravad	—(12)	—	2,150,946	20.56%	4.49%
Yehuda Englander	—(13)	—	—	—	—

All Directors and Executive Officers as a Group (5 persons)	—	—	3,480,172	33.26%	13.83%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise indicated below, the address for each beneficial owner listed is c/o Dror Ortho-Design, Inc., Shatner Street 3, Jerusalem, Israel.
(2)	Stockholders are entitled to one vote per each share of Common Stock owned as of the Record Date. Stockholders are entitled to the number of votes per each share of Preferred Stock owned equal to the number of shares of Common Stock into such share of Preferred Stock is convertible into pursuant to the Certificate of Designations, after giving effect to beneficial ownership limitations.
(3)	Mr. Orin Hirschman has sole voting and dispositive power over shares held by AIGH Investment Partners, LP (“AIGH LP”), and its affiliated entities, AIGH Investment Partners, LLC (“AIGH LLC”), WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“WVP-AIGH”), and WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series (“WVO-OES”). The principal business address of Mr. Hirschman and each such entity is 6006 Berkeley Avenue, Baltimore, MD 21209.
(4)	Represents (1) 30,000,000 shares of Common Stock held by AIGH LP, (2) 8,662,500 shares of Common Stock held by AIGH LLC, (3) 7,000,000 shares of Common Stock held by WVP-AIGH, and (4) 3,000,000 shares of Common Stock held by WVP-OES.
(5)	Represents (1) 1,600,000 shares of Preferred Stock held by AIGH LP, (2) 954,543.85 shares of Preferred Stock held by AIGH LLC, (3) 400,000 shares of Preferred Stock held by WVP-AIGH, and (4) 100,000 shares of Preferred Stock held by WVP-OES.
(6)	Rabbi Nusyn Pinches Erlich has sole voting and dispositive power over these shares. The address for Congregation Ahavas Tzdokah Vchesed Inc. is 1655 E 24th St, Brooklyn, NY 11229.

(7)	Represents shares of Common Stock.
(8)

Excludes (1) 146,329,605 shares of Common Stock underlying Warrants and (2) 151,187,279 shares of Common Stock issuable upon the conversion of shares of Preferred Stock held by Mr. Bodner that are not exercisable or convertible within 60 days of the Record Date.

(9)	Excludes (1) 31,988,572 shares of Common Stock underlying options, (2) 4,545,454 shares of Common Stock underlying Warrants and (3) 4,545,454 shares of Common Stock issuable upon the conversion of shares of Preferred Stock held by Mr. Haddad that are not exercisable or convertible within 60 days of the Record Date.
(10)	Excludes (1) 19,192,898 shares of Common Stock underlying options, (2) 26,141,712 shares of Common Stock underlying Warrants and (3) 69,162,094 shares of Common Stock issuable upon the conversion of shares of Preferred Stock held by Mr. Shvets that are not exercisable or convertible within 60 days of the Record Date.
(11)	Excludes (1) 42,417,309 shares of Common Stock underlying Warrants and (2) 59,215,079 shares of Common Stock issuable upon the conversion of shares of Preferred Stock held by Shirat Hachaim Ltd (“Shirat Hachaim”) that are not exercisable or convertible within 60 days of the Record Date. Mr. Hurvitz is the sole owner of Shirat Hachaim and has sole voting and dispositive power over shares held by Shirat Hachaim.
(12)	Excludes (1) 228,251,826 shares of Common Stock underlying Warrants and (2) 215,094,554 shares of Common Stock issuable upon the conversion of shares of Preferred Stock held by Mr. Ravad a that are not exercisable or convertible within 60 days of the Record Date.
(13)	Excludes 3,199,225 shares of Common Stock underlying options held by Mr. Englander that are not exercisable within 60 days of the Record Date.

Management and Corporate Governance

The following persons became our directors and executive officers on the Record Date and hold the positions set forth opposite their respective names.

Name	Age	Position
Eliyahu (Lee) Haddad	57	Chief Executive Officer and Director
Moshe Shvets	59	Chief Technology Officer and Director
Chaim Hurvitz	63	Director and Chairman of the Board
Chaim Ravad	58	Director
Yehuda Englander	43	Director

Directors and Executive Officers

Information concerning our director nominees and executive officers is set forth below. The biographical description of each Director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Eliyahu (Lee) Haddad

Mr. Haddad has served as our Chief Executive Officer and director since December 2021. Mr. Haddad is a multi-disciplinary finance and technology expert, with extensive senior level operational experience in raising capital, growing complex business models, and guiding startups and later stage companies to successful exits. Prior to his employment at Dror, Mr. Haddad served as Chief Executive Officer of HFT Investments from 2007 through 2021. He also served as a Senior Adviser at Exceed Talent Capital between 2019 and 2023. Over the course of his 30-year career, Mr. Haddad has structured and managed a number of technology and media transactions valued at an aggregate of over $85 billion, including $250 million in transactions within the Israeli high-tech space in AI, medical technology, and cybersecurity. Mr. Haddad received a bachelor’s degree in economics and philosophy from Columbia University, where he was the recipient of the National Science Foundation Award in Theoretical Physics and started his career in the M&A subgroup of Morgan Stanley’s media and technology group for several years. We believe that Mr. Haddad’s extensive business experience qualifies him to serve as a member of our Board.

Moshe Shvets

Mr. Shvets has served as a director and as our Chief Technology Officer since July 20, 2020. Mr. Shvets has also served as a Senior Vice President since December 1, 2021. Mr. Shvets is a seasoned senior executive with 25 years of experience in building companies with over €250M yearly revenues that involve complex instrumentation & processes, regulation, software, and global infrastructure. Prior to joining Dror, Mr. Shvets founded and served as a director of BiSec Ltd. from 2015 to 2018. Mr. Shvets has also served as president of OAO Belzan from 2011 to 2013, and president of OAO DZV from 2011 to 2014. Before joining the management team, Mr. Shvets was one of the investors in the Company. Mr. Shvets received a bachelor’s degree from Saint Petersburg State University in Aerospace Instrumentation in 1999. We believe that Mr. Shvets’s extensive experience commercializing new technologies qualifies him to serve as a member of our Board.

Chaim Hurvitz

Mr. Hurvitz has served as a director and Chairman of our Board since January 17, 2012. Mr. Hurvitz has founded and has served as a chief executive office of C.H. Health, a healthcare focused venture capital firm since May 2011. His investments through CH Health have included several successful exits including the NASDAQ IPOs of Galmed Pharmaceuticals Ltd. (NASDAQ: GLMD) (“Galmed”) and UroGen Pharma Ltd. (NASDAQ: URGN) (“UroGen”). He was previously a member of Teva’s senior management, serving as the President of Teva International Group from 2002 through 2010, Vice-President of Israeli Pharmaceutical Sales from 1999 through 2002 and President and CEO of Teva Pharmaceuticals Europe from 1992 through 1999. Mr. Hurvitz presently serves the chairman of Univo Pharmaceuticals Ltd., the chairman of Shirat Hachaim Ltd., a director of Celexir, a director of Genoscience Pharma S.A.S., and has previously served as the chairman CTG Weld Limited, the chairman of PolyPid Ltd. (NASDAQ: PYPD), as the chairman of Galmed, as a director of UroGen, and as a director of Teva Pharmaceuticals Industries Ltd. (NYSE: TEVA). Mr Hurvitz is also a member of management of the Manufacturers Association of Israel and Head of its Pharmaceutical branch. Mr. Hurvitz received a B.A. in political science and economics from Tel Aviv University in 1985. We believe that Mr. Hurvitz’s extensive management experience in the healthcare industry qualifies him to serve as a member of our Board.

Chaim Ravad

Mr. Ravad has served as a director since February 2015. Mr. Ravad has experience in food catering and real estate industries. In his capacity as a director of the Company, Mr. Ravad has served as a major contributor to the development of Dror’s teeth straightening product from its early stages and until receipt of FDA and CE approval and has in the past successfully assisted in securing private investments in the Company. Mr. Ravad is a graduate of Hebron Yeshiva.

Yehuda Englander

Mr. Englander has served as a director since December 6, 2021. Mr. Englander is a co-founder of YYE ALEY SHLECHT ASSETS LTD. and YE RUT Finance Ltd. Prior to that, Mr. Englander led Yehuda Englander Finance Advisory Ltd. for four years. Mr. Englander received a B.A. in Accounting from Lev Academic Center at Jerusalem College of Technology. We believe that Mr. Englander’s extensive investment experience qualifies him to serve as a member of our Board.

Involvement in Certain Legal Proceedings

None of the members of the Board or executive officers of the Company has, in the last ten years, been involved in any legal proceeding of the type described under Item 103(c)(2) or Item 401(f) of Regulation S-K.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Committees of the Board

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee, or any other committees of our Board. The functions of those committees are undertaken by our Board.

Director Independence

Our common stock is quoted on the OTC Pink Market operated by the OTC Markets Group Inc., which does not have director independence requirements. We also have not established our own definition for determining whether our director and nominees for directors are “independent” nor have we adopted any other standard of independence employed by any national securities exchange.

We expect our Board, in the future, to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the Board as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek a listing on a national securities exchange. In addition, we intend that a majority of our directors will be independent directors, of which at least one director will qualify as an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K, as promulgated by the SEC. We do not currently have an “audit committee financial expert” since we currently do not have an audit committee in place.

Board Meetings

During the fiscal year ended December 31, 2022, the Board held 5 meetings. Each director attended at least 75% of all Board and applicable committee meetings in fiscal year ended December 31, 2022. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders. We did not hold an annual meeting of stockholders in the fiscal year ended December 31, 2022.

Insider Trading Arrangements and Policies; Code of Ethics

We intend to adopt insider trading policies and procedures and a code of ethics that will apply to our officers, directors and employees, including our principal executive officer and principal accounting officer, but have not done so to date due to our relatively small size. We intend to adopt written insider trading policies and procedures and a written code of ethics in the near future.

Communications with Directors

The Company has a process for stockholders who wish to communicate with the Board, including any individual director or the Chairman. Stockholders who wish to communicate with the Board or any individual director may do so by writing to the Company at Shatner Street 3, Jerusalem, Israel. In general, any stockholder communication delivered to the Company for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Family Relationships

There are no family relationships among our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2022 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

The leadership structure of the Board currently consists of a Chairman of the Board. The Company currently has two different people holding the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues.

Anti-Hedging and Anti-Pledging Policies

We do not have a policy regarding the ability of employees (including officers) or directors, or any of their designees, to purchase financial instruments or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to the employee or director by the Company as part of the compensation of the employee or director; or held, directly or indirectly, by the employee or director, and such transactions are generally permitted.

Certain Relationships and Related Person Transactions

In addition to the compensation arrangements discussed under “Executive Compensation,” the following is a description of transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeds or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We also describe below certain other transactions with our directors, executive officers and stockholders.

We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by our audit committee, once it has been formed and its members appointed, and a majority of the members of our Board, including a majority of the independent and disinterested members of our Board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our Amended and Restated Certificate of Incorporation (the “Amended Charter”) and our Amended and Restated Bylaws (the “Amended Bylaws”). Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits, or proceedings arising from service to the Company or, at its request, service to other entities to the fullest extent permitted by applicable law. We also maintain directors’ and officers’ liability insurance.

Executive Compensation

Summary Compensation Table

The following table sets forth summary compensation information for the respective fiscal years. For the purpose of this Report, our “named executive officers” or “NEOs” are our principal executive officer (“PEO”), Mr. Haddad, and our sole non-PEO executive officer, Mr. Shvets. We provide a description of the employment arrangements with Mr. Haddad and Mr. Shvets, below under “Employment Agreements.” The following table includes all compensation earned by our named executive officers for the respective period, regardless of whether such amounts were actually paid during the period.

Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)	Option awards ($)(2)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Eliyahu (Lee) Haddad	2022	311,990	20,252	—	—	—	—	—	332,242
(Chief Executive Officer and Director)	2021	22,256	—	—	36,047	—	—	—	58,303
Moshe Shvets	2022	200,457	20,203	—	—	—	—	—	220,660
(Chief Technology Officer)	2021	17,988	—	—	21,628	—	—	—	39,616

(1)	Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable year. The average exchange rate for 2022 was 3.359 NIS per dollar and the average exchange rate for 2021 was 3.2318 NIS per dollar.

(2)	In accordance with SEC rules, this column reflects the aggregate fair value of the option awards granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Note 2 to our financial statements attached to the Current Report on Form 8-K filed on August 14, 2023 as Exhibit 99.1.

Narrative Disclosure Regarding Summary Compensation Table

Our Board reviews compensation annually for all employees, including named executive officers. In making compensation determinations, the Board considers compensation for comparable positions in the market and with peer companies, the historical compensation levels of executives, individual performance as compared to the board’s expectations and objectives, the board’s desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to the company.

Annual Base Salaries

Base salaries for the executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, We may also draw upon the experience of members of the Board with executives at other companies.

Bonus Compensation

Our named executive officers are not eligible to receive a discretionary annual bonus based on individual and company performance.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our named executive officers. We have historically used stock options as incentives for long-term compensation to the named executive officers as the return on such awards is tied to an increase in our stock price. We may grant equity awards at such times as our Board determines appropriate in their discretion. Additional grants may occur periodically in order to incentivize executives with respect to achieving certain corporate goals or to reward them for exceptional performance. See “Outstanding Equity Awards at Fiscal Year-End” below for additional information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.

Employment Agreements

Eliyahu (Lee) Haddad

On December 6, 2021, Private Dror entered into an employment agreement (the “Haddad Employment Agreement”) with Mr. Haddad to serve as Private Dror’s chief executive officer. Pursuant to this employment agreement, Mr. Haddad is entitled to a monthly salary (including all social benefit payments provided under Israeli law) of $22,256. Mr. Haddad is also entitled to an annual bonus based on achievement of objectives and Board’s approval. In connection with his employment agreement, Mr. Haddad was granted options to purchase five percent (5%) of the fully diluted Ordinary Shares of the Company issued and issuable on the date of the employment agreement, which options shall vest in three tranches on the first, second, and third anniversary of the date of the employment agreement. The options are subject to accelerated vesting upon the achievement of certain performance milestones by the Company. The Company cannot terminate Mr. Haddad’s employment not for “cause,” and in circumstances constituting “cause,” the Company may terminate the agreement effective immediately. Mr. Haddad can terminate the agreement for convenience upon 30 days written notice, and may terminate the agreement immediately for “good reason.” If Mr. Haddad’s employment is terminated without cause, or Mr. Haddad resigns for good reason, he is entitled to twelve month’s salary.

Following the closing of the Share Exchange, the Board appointed Mr. Haddad to the office of Chief Executive Officer on the terms of the Haddad Employment Agreement.

This summary description of Mr. Haddad’s employment agreement is qualified in its entirety by reference to such employment agreement, as amended, attached to the Current Report on Form 8-K filed on August 14, 2023 as Exhibit 10.1.

Moshe Shvets

On January 26, 2022, Private Dror entered into an employment agreement (the “Shvets Employment Agreement”) with Mr. Shvets to serve as Private Dror’s Senior Vice President, effective as of December 1, 2021. Mr. Shvets was named Chief Technology Officer as of July 20, 2020. Pursuant to his employment agreement, Mr. Shvets is entitled to a monthly gross salary of NIS 32,000. Mr. Shvets is also entitled to certain social and fringe benefits as set forth in the employment agreement. In connection with his employment agreement, Mr. Shvets was granted options to purchase three percent (3%) of the fully diluted Ordinary Shares of the Company issued and issuable on the date of the employment agreement, which options shall vest in three tranches on the first, second, and third anniversary of the date of the employment agreement. The options are subject to accelerated vesting upon the achievement of certain performance milestones by the Company. Mr. Shvets’ employment can be terminated by either party for convenience upon 30 days written notice.

Following the closing of the Share Exchange, the Board appointed Mr. Shvets to the office of Chief Technology Officer on the terms of the Shvets Employment Agreement.

This summary description of Mr. Shvets’ employment agreement is qualified in its entirety by reference to such employment agreement, as amended, attached to the Current Report on Form 8-K filed on August 14, 2023 as Exhibit 10.2.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers as of December 31, 2022. Information in this table has been adjusted to give pro forma effect to the Share Exchange.

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Eliyahu (Lee) Haddad (Chief Executive Officer and Director)	31,988,572 (1)	63,977,143 (1)	—	$0.0038480	September 19, 2032
Moshe Shvets (Chief Technology Officer and Director)	19,192,898 (2)	38,385,796 (2)	—	$0.0038480	September 19, 2032

(1)	On December 6, 2021, Mr. Haddad was granted options to purchase up to 26,097 ordinary shares of Private Dror at an exercise price of $14.15 per ordinary share. At the time of the Share Exchange, these options were exchanged for options to purchase up to 95,965,715 shares of Common Stock at an exercise price of approximately $0.0038480 per share. These options vest in three tranches on the first, second, and third anniversary of the employment start date. The options are subject to accelerated vesting upon the achievement of certain performance milestones by the Company.

(2)	On December 1, 2021, Mr. Shvets was granted options to purchase up to 15,658 ordinary shares of Private Dror at an exercise price of $14.15 per ordinary share. At the time of the Share Exchange, these options were exchanged for options to purchase up to 57,578,694 shares of Common Stock at an exercise price of approximately $0.0038480 per share. These options vest in three tranches on the first, second, and third anniversary of the employment start date. The options are subject to accelerated vesting upon the achievement of certain performance milestones by the Company.

Equity Incentive Plans

2021 Share Incentive Plan

Prior to the Share Exchange, Private Dror adopted the Dror 2021 Share Incentive Plan (the “2021 Plan”), which provides for the granting of stock options, restricted stock, restricted stock units, and other stock-based awards to employees, directors, officers, consultants, and advisors of Private Dror or its affiliates. Under the 2021 Plan, 51,482 ordinary shares of Private Dror were initially reserved for issuance as awards, and stock options covering up to 44,365 ordinary shares of Private Dror (which were exchanged for stock options covering approximately 163,142,084 shares of Common Stock in connection with the Share Exchange) are outstanding as of the date hereof. No other type of equity award is currently outstanding under the 2021 Plan. As further described below, upon the closing of the Share Exchange, any stock options outstanding under the 2021 Plan were converted into stock options under the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”). The 2021 Plan is filed as Exhibit 10.9 to the Current Report on Form 8-K filed on August 14, 2023.

2023 Long-Term Incentive Plan

On August 14, 2023, our Board adopted the 2023 Plan. Under the 2023 Plan, we reserved 235,958,571 shares of our Common Stock for issuance as awards to key employees, key contractors, and non-employee directors of the Company and its subsidiaries, of which 100% may be delivered pursuant to incentive stock options. A form of the 2023 Plan is included as Annex C to this Proxy Statement.

The 2023 Plan currently consists of the primary plan document that governs all awards granted under the 2023 Plan for eligible U.S. employees, contractors, and non-employee directors who are subject to U.S. income taxation and a sub-plan annex designated for the purpose of grants of equity awards to eligible Israeli employees, officers, and contractors of the Company and its affiliates who are subject to Israeli income taxation.

Upon the closing of the Share Exchange, we became the sponsor of the 2021 Plan, and all outstanding stock option awards previously granted under the 2021 Plan will be converted into awards under the 2023 Plan. Thus, all outstanding options to purchase ordinary shares of Dror (which are converted into options to purchase shares of Common Stock of the Company pursuant to the Exchange Agreement, as amended) were converted to options to purchase shares of Common Stock of the Company.

To date, no awards have been granted pursuant to the 2023 Plan, other than the awards that were previously granted pursuant to the 2021 Plan and will be converted into an award under the 2023 Plan, as described above.

A summary of the material terms of the 2023 Plan appears in the section titled “Proposal No.5 — 2023 Plan Proposal” below, which summary is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2023 Plan, as amended.

Commitments to Grant Stock Options

In addition to the stock option awards to be granted in substitution of stock options currently outstanding under the 2021 Plan, we currently have a commitment to issue options to purchase up to 0.5% of the outstanding shares of common stock to Mr. Haddad, contingent on the Company achieving certain market capitalization targets. We anticipate issuing these options pursuant to the 2023 Plan at such time as the Company has a sufficient number of authorized and unissued shares of Common Stock.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more follow below, and as set forth in the Summary Compensation Table with respect to our employee directors, we did not pay any compensation to, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in 2022.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Chaim Hurvitz	—	—	—	—	—	—	—
Chaim Ravad	—	—	—	—	—	—	—
Yehuda Englander(2)	9,381	—	3,605	—	—	—	9,986

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of option awards granted during the fiscal year ended December 31, 2022, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Note 2 to our financial statements attached to the Current Report on Form 8-K filed on August 14, 2023 as Exhibit 99.1.

(2)	On June 1, 2022, Private Dror entered into a consulting agreement (the “Englander Consulting Agreement”) with Mr. Englander, pursuant to which, in consideration for certain financial and strategic consulting services, Mr. Englander receives a cash fee of NIS 3,500 + VAT each month and was also granted with options to purchase 2,610 Ordinary Shares of Private Dror, which options were exchanged for options to purchase 9,597,675 shares of Common Stock in connection with the Share Exchange and shall vest in three tranches on the first, second, and third anniversary of the date of the consulting agreement. The options are subject to accelerated vesting upon an exit event.

Securities Authorized for Issuance under Equity Compensation Plans

The table below sets forth certain information as of December 31, 2022 regarding the shares of our common stock available for grant or granted under stock option plans and other compensation arrangements that (i) were adopted by our stockholders and (ii) were not adopted by our stockholder.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in common)
Equity Compensation plans approved by stockholders(1)	163,142,084	$0.0038480	26,171,130
Equity Compensation plans not approved by stockholders	—	—	—
Total	163,142,084	$0.0038480	26,171,130

(1)	Represents shares approved for issuance under the 2021 Plan. All information in this table has been adjusted to give effect to the Share Exchange.

Pay Versus Performance

The following section has been prepared in accordance with Pay Versus Performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. The Company did not consider this SEC-required Pay Versus Performance analysis and disclosure below in making its pay decisions for any of the years shown.

The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers, our total stockholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP, as required by Item 402(v) of Regulation S-K, takes into account, among others, changes in share price and its impact on the fair value of equity awards.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Summary Compensation Table Total for Sole Non-PEO NEO(3)	Compensation Actually Paid to Sole Non-PEO NEO(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder(5)	Net Income (Loss)(6)
2022	$332,242	$330,461	$220,660	$219,603		$(1,683,499)
2021	$58,303	$58,303	$39,616	$39,616		$(433,623)

(1)	For the year ended December 31, 2022, our PEO was Eliyahu (Lee) Haddad.

(2)	The amounts disclosed in this column reflect the adjustments listed in the table below to the total amount reported in the SCT for our PEO. Equity values are calculated in accordance with FASB ASC Topic 718. The table below summarizes the adjustments to the total amount reported in the SCT for our PEO in calculating CAP:

Year	Less: Grant Date Fair Value of Equity Awards(a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year(b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards(c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year(d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year(e)	Total Adjustments
2022	—	—	$(1,133)	—	$(648)	$(1,781)
2021	$(36,047)	$36,047	—	—	—	—

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.

(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.

(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.

(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.

(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(3)	For the year ended December 31, 2022, our sole Non-PEO NEO was Moshe Shvets.

(4)	The amounts disclosed in this column reflect the adjustments listed in the table below to the total amount reported in the SCT for our sole Non-PEO NEO. Equity values are calculated in accordance with FASB ASC Topic 718. The tables below summarize the adjustments to the total amount reported in the SCT for our sole Non-PEO NEO in calculating CAP:

Year	Less: Grant Date Fair Value of Equity Awards(a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year(b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards(c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year(d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year(e)	Total Adjustments
2022	$—	$—	$(680)	—	$(377)	$(1,057)
2021	$(21,628)	$21,628	$—	—	$—	$—

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.

(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.

(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.

(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.

(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(5)	In connection with the Share Exchange, Private Dror’s historical financial statements for periods prior to the consummation of the Share Exchange have become those of the Company. The ordinary shares of Private Dror were not publicly traded prior to the consummation of the Share Exchange and therefore did not have closing prices with which to calculate TSR for the years ended December 31, 2022 and 2021. We did not pay dividends during this period.

(6)	Net Income (Loss) presented in this column reflects “Net Loss” in the Company’s Statements of Operations included in the Company’s financial statements attached to the Current Report on Form 8-K filed on August 14, 2023 as Exhibit 99.1.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

The following graph shows the relationship of “compensation actually paid” to our PEO and sole Non-PEO NEO in 2022 and 2021 to our net income (loss).

Compensation Actually Paid and Cumulative TSR

In connection with the Share Exchange, Private Dror’s historical financial statements for periods prior to the consummation of the Share Exchange have become those of the Company. The ordinary shares of Private Dror were not publicly traded prior to the consummation of the Share Exchange and therefore did not have closing prices with which to calculate TSR for the years ended December 31, 2022 and 2021.

Independent Public Accountants
and Accounting Fees

The Board has selected the independent registered public accounting firm Barzily And Co., CPA’s (“Barzily”) to serve as our auditors for the year ending December 31, 2023. We do not expect representatives of Barzily to be present at the Annual Meeting.

In deciding to appoint Barzily, the Board reviewed auditor independence issues and existing commercial relationships with Barzily and concluded that Barzily has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.

Dismissal of Sadler

On October 18, 2023, the Board dismissed Sadler, Gibb & Associates, LLC (“Sadler”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of Sadler on the Company’s financial statements for the two most recent fiscal years, ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sadler’s report dated March 23, 2022 contained an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years, ended December 31, 2022 and December 31, 2021, and the subsequent interim period through October 18, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, would have caused Sadler to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except to note, for the years ended December 31, 2022 and December 31, 2021 and for each of the quarters ended March 31, 2023 and June 30, 2023, that management identified a material weakness in the Company’s internal control over financial reporting related to an insufficient degree of segregation of duties among the Company’s accounting and financial reporting personnel.

Appointment of Barzily

On October 24, 2023, the Board engaged Barzily as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately. During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through October 24, 2023, neither the Company nor anyone on its behalf has consulted with Barzily regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Barzily concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Accounting Fees

The Company incurred the following fees from Sadler for the audit of the financial statements and for other services provided during the years ended December 31, 2022 and 2021.

	For the year ended December 31,
	2022	2021
Audit fees(1)	$24,000	$21,000
Audit-related fees(2)	$19,000	$16,000
Tax fees(3)	$0	$0
All other fees(4)	$0	$0
Total fees	$43,000	$37,000

(1)	Audit fees for 2022 primarily related to the audit of our annual consolidated financial statements for the 2022 fiscal year, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the 2022 fiscal year (including direct engagement expenses). Audit fees for 2021 primarily related to the audit of our annual consolidated financial statements for the 2021 fiscal year, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the 2021 fiscal year (including direct engagement expenses).

(2)	Audit-related fees billed in 2022 or 2021 included fees, if any, for assurance and related services by Sadler that were reasonably related to the performance of the audit or review of our financial statements and were not reported under “audit fees.”

(3)	There were no tax-related fees billed in 2022 or 2021.

(4)	There were no other fees billed in 2022 or 2021.

Audit Committee Pre-Approval Policy and Procedures

Our Board does not presently have a separately designated standing audit committee. The functions of an audit committee are undertaken by our Board.

Proposal No. 1 — Election Of Directors

Overview

The Board has nominated each of Eliyahu (Lee) Haddad, Moshe Shvets, Chaim Hurvitz, Chaim Ravad, and Yehuda Englander for election at the Annual Meeting. If they are elected, they will serve on our Board until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Unless you specify that your shares should be voted “WITHHOLD” with respect to a director nominee, the shares represented by the enclosed proxy will be voted “for” the election of each director nominee. In the event that any director nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Required Vote and Board Recommendation

Directors shall be elected by a plurality of the voting power of the shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Election of Directors. “WITHHOLD” votes and broker non-votes will have no effect on the results for the Election of Directors.

THE BOARD RECOMMENDS THE ELECTION OF EACH OF ELIYAHU (LEE) HADDAD, MOSHE SHVETS, CHAIM HURVITZ, CHAIM RAVAD, AND YEHUDA ENGLANDER, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

Proposal No. 2 — Charter Restatement Proposal

Overview

Our Board has approved, subject to stockholder approval, the Restated Charter to conform the Company’s Amended and Restated Certificate of Incorporation, as amended, to best practices for a Delaware public company.

The Restated Charter is included as Annex A to this Proxy Statement. Stockholders should read the Restated Charter in its entirety. The key amendments included in the Restated Charter are as follows:

●	A provision that the number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the preferred stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of the certificate of designation applicable to any such series;

●	A provision to omit the requirement that all shares of preferred stock issued and to be issued are and must be voting securities and, as to all preferred stock, voting power must be appropriately distributed by the Board on a proportional one-vote-per-share basis;

●	A provision that there shall be no cumulative voting;

●	A provision to opt out of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”);

●	A provision that, to the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director,

●	A provision that the Company, by action of the Board, may purchase and maintain insurance on behalf of any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust, or other enterprise, who is or was serving as such at the request of the Company, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such;

●	Incorporation of the Certificate of Designations of the Preferred Stock; and

●	Simplification and consolidation of various clauses.

Interests of Directors and Executive Officers

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the outstanding shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, entitled to vote on the Charter Restatement Proposal shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the Charter Restatement Proposal. Because the Charter Restatement Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have the same effect as votes cast “against” this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER RESTATEMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

Proposal No. 3 — Share Increase Proposal

Overview

In connection with the Private Placement, the Company agreed to, from and after (i) each date the Company has authorized and unreserved shares available to reserve any of the Required Minimum and (ii) not later than July 14, 2024, with respect to the entire Required Minimum (each such date, a “Mandatory Reservation Date”), reserve and maintain a reserve of the Required Minimum exclusively for the Private Placement Investors, from its duly authorized shares of Common Stock, for issuance in connection with the Private Placement, in such amount as may then be required to fulfill its reservation obligations in full in connection with the Private Placement. “Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future in connection with the Private Placement, including any shares issuable upon conversion of all Preferred Stock and, after the Mandatory Reservation Date, the exercise in full of all Warrants issued in the Private Placement, ignoring any exercise limits set forth therein.

As of the Record Date, the Company did not have enough authorized shares to reserve the Required Minimum. As such, our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Restated Charter (the “Share Increase Amendment”) to increase the number of authorized shares of Common Stock from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock, subject to stockholder approval. The form of the proposed Restated Charter attached hereto as Annex A incorporates revisions to give effect to Share Increase Amendment.

We currently have a total of 512,500,000 shares of capital stock authorized under our Restated Charter, consisting of 500,000,000 shares of Common Stock and 12,500,000 shares of preferred stock, par value $0.0001 per share. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Delaware Secretary of State, which would have the effect of increasing the number of authorized shares of Common Stock from 500,000,000 to 3,254,475,740 and increase the number of authorized shares of all classes of stock from 512,500,000 to 3,266,975,740. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to allow for the issuance of shares of Common Stock upon the conversion of the Preferred Stock, the exercise of the warrants issued in connection with the Share Exchange and the Private Placement, and the exercise of the options that the Company became obligated to issue upon becoming the sponsor of the 2021 Plan in connection with the Share Exchange. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock. Accordingly, our Board approved the Share Increase Proposal as being in the best interests of the Company.

As of the Record Date, 495,454,546 shares of Common Stock were outstanding and the Company was obligated to reserve 2,754,475,740 shares of Common Stock for future issuance.

Potential Consequences if the Share Increase Proposal is Not Approved

In connection with the Private Placement, the Company agreed to, from and after (i) each date the Company has authorized and unreserved shares available to reserve any of the Required Minimum and (ii) not later than July 14, 2024 with respect to the entire Required Minimum, reserve and maintain a reserve of the Required Minimum exclusively for the Private Placement Investors from its duly authorized shares of Common Stock for issuance in connection with the Private Placement in such amount as may then be required to fulfill the Company’s reservation obligations in full in connection with the Private Placement.

At present, the Company does not have sufficient authorized shares of Common Stock to reserve the Required Minimum by the later Mandatory Reservation Date referred to in prong (ii) of the definition of “Mandatory Reservation Date,” and the exercise of the options that the Company became obligated to issue upon becoming the sponsor of the 2021 Plan in connection with the Share Exchange. If the Share Increase Proposal is not approved by our stockholders, the Company may be unable to comply with such obligations.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of common.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, such issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current stockholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If the Share Increase Proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Share Increase Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Interests of Directors and Executive Officers

Our directors and officers received or are entitled to receive shares of Preferred Stock, warrants to purchase Common Stock (including Warrants issued in connection with the Private Placement), and options to purchase Common Stock in connection with the Share Exchange and the Private Placement. At present, the Company does not have sufficient authorized shares of Common Stock to reserve shares for issuance upon the conversion of such Preferred Stock or the exercise of such warrants and options. If the Share Increase Proposal is approved by our stockholders, we may issue shares of Common Stock to our directors and officers in accordance with the terms of such Preferred Stock, warrants (including Warrants issued in connection with the Private Placement), or options. We do not believe that our officers or directors have other interests in this proposal that are different from or greater than those of any other of our stockholders.

Required Vote and Board Recommendation

The affirmative vote of (1) a majority of the outstanding shares of Common Stock entitled to vote on the Share Increase Proposal and (2) a majority of the outstanding shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations) entitled to vote on the Share Increase Proposal, with each class of shares voting as a separate class, shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the Share Increase Proposal. Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have the same effect as votes cast “against” this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD..

Proposal No. 4 — Reverse Stock Split Proposal

Overview

Our Restated Charter currently authorizes the Company to issue a total of 512,500,000 shares of capital stock, consisting of 500,000,000 shares of Common Stock and 12,500,000 shares of Preferred Stock.

Our Board has approved, subject to stockholder approval the Reverse Stock Split Amendment to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-1,000 to 1-for-100,000, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock in connection with our intention to apply to have our common stock listed for trading on The Nasdaq Stock Market (“Nasdaq”), as contemplated in the Securities Purchase Agreement. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100,000 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our amended and restated certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed Reverse Stock Split Amendment is included as Annex C to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Reverse Stock Split Amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

Our common stock is currently approved for quotation on the OTC Pink Market under the symbol “DROR.” As soon as practicable, and assuming we satisfy all necessary initial listing requirements, we intend to apply to have our Common Stock listed for trading on Nasdaq, although we cannot be certain that any such application will be approved.

The initial listing requirements of the Nasdaq Capital Market require, among other things, that our Common Stock must maintain a closing bid price in excess of $4.00 per share, or $2.00 per share if the Company meets certain criteria. We will be unable to comply with such listing standards unless the per share market price of our Common Stock is increased.

If we do not succeed in listing our Common Stock on Nasdaq or another national securities exchange, the Board believes that the liquidity of the trading market for our Common Stock may not improve, which could lead to low trading prices of our Common Stock and high transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to list our Common Stock on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the potential listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy Nasdaq’s minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could prevent us from listing our Common Stock on Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100,000.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to list our Common Stock on Nasdaq;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. If the trading price of our Common Stock increases without the Board effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained. If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our amended and restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex C. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on 495,454,546 shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
1,000:1	99.9000%	495,455
5,000:1	99.9800%	99,091
10,000:1	99.9900%	49,546
15,000:1	99.9933%	33,031
20,000:1	99.9950%	24,773
25,000:1	99.9960%	19,819
30,000:1	99.9967%	16,516
35,000:1	99.9971%	14,156
40,000:1	99.9975%	12,387
45,000:1	99.9978%	11,011
50,000:1	99.9980%	9,910
55,000:1	99.9982%	9,009
60,000:1	99.9983%	8,258
65,000:1	99.9985%	7,623
70,000:1	99.9986%	7,078
75,000:1	99.9987%	6,607
80,000:1	99.9988%	6,194
85,000:1	99.9988%	5,829
90,000:1	99.9989%	5,506
95,000:1	99.9989%	5,216
100,000:1	99.9990%	4,955

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

If the Reverse Stock Split is effected, the terms of the Preferred Stock include an adjustment provision such that the number of shares of Common Stock issuable upon conversion of the Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.

We are currently authorized to issue a maximum of 500,000,000 shares of our Common Stock. As of the Record Date, there were 495,454,546 shares of our Common Stock outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2023 Plan, our Board will proportionately reduce such reserve in accordance with the terms of the 2023 Plan. As of the Record Date, the 2023 Plan provided for the reservation of 235,958,571 shares of Common Stock for issuance thereunder (although at present the Company does not have sufficient authorized shares of Common Stock to reserve such shares), all of which remained available for future awards. Following the Reverse Stock Split and assuming the approval of the 2023 Plan Proposal, such reserve will be reduced to between 235,958 and 2,359 shares of Common Stock.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants or shares of Preferred Stock, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to the 2021 Plan or pursuant to the 2023 Plan (together, the “Incentive Plans”), will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5,000, and that an optionee holds options to purchase 1,033,000 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5,000.00 per share.

As of the Record Date, there are warrants to purchase up to 964,834,419 shares of Common Stock outstanding, with a weighted average exercise price of $0.033 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form and you would like to receive a new share certificate reflecting the number of shares of New Common Stock you own, please contact the Company’s transfer agent, Issuer Direct Corporation after the effective time of the Reverse Stock Split, if any. The transfer agent will provide instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under one of the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Code, current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and officers received or are entitled to receive shares of Preferred Stock, warrants to purchase Common Stock, and options to purchase Common Stock in connection with the Share Exchange and the Private Placement. At present, the Company does not have sufficient authorized shares of Common Stock to reserve shares for issuance upon the conversion of such Preferred Stock or the exercise of such warrants and options. If the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, is approved by our stockholders, we may issue shares of Common Stock to our directors and officers in accordance with the terms of such Preferred Stock, warrants, or options. We do not believe that our officers or directors have other interests in this proposal that are different from or greater than those of any other of our stockholders

Required Vote and Board Recommendation

The affirmative vote of a majority of the outstanding shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, entitled to vote on the Reverse Stock Split Proposal shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have the same effect as votes cast “against” this proposal.

The Board recommends that you vote “for” the Reverse Stock Split Proposal, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy card.

Proposal No. 5 — 2023 Plan Proposal

Overview

Our Board is seeking the approval of our stockholders of the 2023 Plan, which was adopted by our Board on August 14, 2023, subject to stockholder approval. If the 2023 Plan is approved by our stockholders, we will reserve 235,958,571 shares of our Common Stock that could be issued pursuant to awards under the 2023 Plan, which is the initial number of shares of our Common Stock authorized for issuance under the 2023 Plan.

The 2023 Plan currently consists of the two components, the primary plan document that governs all awards granted under the 2023 Plan for eligible U.S. employees, contractors, and non-employee directors who are subject to U.S. income taxation, and a sub-plan annex (the “Israeli Appendix”), designated for the purpose of grants of equity awards to eligible Israeli employees, officers, and contractors of the Company and its affiliates who are subject to Israeli income taxation. The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of Common Stock. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

A copy of the 2023 Plan is included as Annex D to this Proxy Statement. Below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan.

Description of the 2023 Plan

Purpose

The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration

The 2023 Plan was originally approved by our Board on August 14, 2023, subject to stockholder approval. The 2023 Plan will be effective upon approval by our stockholders (such date being, the “Effective Date”), and the 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our Board. No award may be made under the 2023 Plan after its termination date, but awards made prior to the termination date may extend beyond that date. The 2023 Plan replaces and supersedes the 2021 Plan in its entirety. The 2021 Plan will terminate on the date of stockholder approval of the 2023 Plan but will continue to apply to awards granted under the 2021 Plan prior to such date.

Share Authorization

Subject to certain adjustments and to increase by any shares subject to Prior Plan Awards (defined below) that are eligible for reuse, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the 2023 Plan is 235,958,571 shares, of which 100% may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards under the Prior Plan (defined below) that are outstanding on the Effective Date and that, on or after the Effective Date, are forfeited, expire, or are canceled; and (ii) any shares subject to awards relating to Common Stock under the Prior Plan that, on or after the Effective Date, are settled in cash. “Prior Plan” means the 2021 Plan. Any awards outstanding under the Prior Plan as of the Effective Date will continue to be governed by the terms and conditions of the Prior Plan and the applicable award agreement.

Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2023 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2023 Plan.

Reuse of Shares

To the extent that any award under the 2023 Plan or any Prior Plan Award is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2023 Plan. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the 2023 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of common stock. Common stock otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of an award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the participant and shall be counted against the maximum number of available shares. Awards will not reduce the number of shares of common stock that may be issued, however, if the settlement of the award will not require the issuance of common stock. Only shares forfeited back to the Company, shares cancelled on account of termination, or expiration or lapse of an award, shall again be available for grant of incentive stock options under the 2023 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares of common stock that may be delivered pursuant to incentive stock options.

Administration

Subject to the terms of the 2023 Plan, the 2023 Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). Membership on the Committee shall be limited to “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee may delegate certain duties to one or more officers of the Company as provided in the 2023 Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the 2023 Plan, establish and revise rules and regulations relating to the 2023 Plan and make any other determinations that it believes necessary for the administration of the 2023 Plan.

Eligibility

Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or its subsidiaries whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2023 Plan. As of the Record Date, the Company (including its subsidiaries) had approximately 3 employees and 3 non-employee directors.  The Committee shall, in its sole discretion, select the employees, contractors, and non-employee directors who will participate in the 2023 Plan in order to attract, reward and retain top performers and key management.

Stock Options

The Committee may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive incentive stock options. Stock options may not be granted with an option price less than 100% of the fair market value of a common share on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a common share on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s common stock (or of any parent or subsidiary), five years.

Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft or money order payable to the order of the Company, (ii) by delivering to the Company common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option exercise price, provided that the participant has not acquired such stock within six months prior to the date of exercise, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the common stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of common stock having an aggregate fair market value equal to the aggregate exercise price at the time of exercise (i.e., a cashless net exercise), and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights

The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs), or in conjunction with stock options granted under the 2023 Plan (or tandem SARs). A SAR is the right to receive an amount equal to the excess of the fair market value of a common share on the date of exercise over the exercise price. The exercise price may be equal to or greater than the fair market value of a common share on the date of grant. The Committee, in its sole discretion, may place a ceiling on the amount payable on the exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which the value will be delivered to participants (whether made in common stock, in cash or in a combination of both). The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units are the right to receive common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Performance Awards

The Committee may grant performance awards payable in cash, common stock, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. With respect to a performance award, if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Dividend Equivalent Rights

The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right shall be paid only as the applicable award vests or may be deemed to be reinvested in additional common stock. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or common stock.

Other Awards

The Committee may grant other forms of awards payable in cash or common stock if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Performance Goals

Awards (whether relating to cash or common stock) under the 2023 Plan may be made subject to the attainment of performance goals relating to one or more business criteria, and may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

Israeli Awards1

For persons subject to the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), the Committee is authorized to grant stock options pursuant to the terms of the Israeli Appendix. The Committee may grant to participants who are employees and office holders options under Section 102 of the Ordinance (“Section 102 Options”) and to Controlling Shareholders (as defined in the Israeli Appendix) and outside participants options under Section 3(i) of the Ordinance (“Section 3(i) Options”). The Committee may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, or as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust. As described further below, the determination of the Committee as to the taxation route of the stock options, the type of option, and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant. Of the Approved 102 Options, the Committee may grant options as “Ordinary Income Options,” for which the options and shares upon exercise must be held in trust for twelve months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for twenty-four months from the date of grant. If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options. Section 3(i) Options and the shares upon exercise may, but need not, be held in trust as well, depending upon the agreement between the Committee, the participant, and the trustee of the trust. Israeli participants can be granted other types of options under the 2023 Plan, but some of them will require a pre-ruling from the Israeli Tax Authorities in order to be deemed Approved 102 Options.

Vesting of Awards; Forfeiture; Assignment

The Committee, in its sole discretion, may establish the vesting terms applicable to an award, subject in any case to the terms of the 2023 Plan. The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise established by the Committee in the award agreement setting forth the terms, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2023 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of awards to: (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of the common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards, (iii) the option price of each outstanding award, (iv) the amount, if any, the Company pays for forfeited common stock in accordance with the terms of the 2023 Plan, and (vi) the number of or exercise price of common stock then subject to outstanding SARs previously granted and unexercised under the 2023 Plan to the end that the same proportion of the Company’s issued and outstanding common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2023 Plan

The Board may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the 2023 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Plan and any awards under the 2023 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such Sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2023 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 2023 Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs

The Committee may not, without the approval of the Company’s stockholders, “reprice” any stock option or SAR. For purposes of the 2023 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price, (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a common share in exchange for cash or a stock option, SAR, award of restricted stock or other equity award with an exercise price or base price less than the exercise price or base price of the original stock option or SAR, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Plan.

Recoupment for Restatements

The Committee may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Board from time to time.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2023 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable treasury regulations issued thereunder, as well as judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

1 NTD: Subject to Israeli counsel review and comment.

Incentive Stock Options

A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the Common Stock with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the Common Stock received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

Nonqualified Stock Options

A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares

If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock

A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain (or loss) realized by the participant will be treated as either short-term or long-term capital gain or loss depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights

Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards

In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the 2023 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of our Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may, if we consent, withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

While deductibility of executive compensation for federal income tax purposes is among the factors the Board and Committee considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

Million Dollar Deduction Limit and Other Tax Matters

The Company may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either the Company’s principal executive officer or its principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract (such as an award agreement corresponding to a Prior Plan Award) that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a prior plan award granted on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code will apply to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2023 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights and (ii) the loss by the Company of a corresponding compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards under Israeli Appendix of the 2023 Plan is general and does not purport to be complete.

Pursuant to Section 102 of the Ordinance, which came into effect on January 1, 2003, options, shares, and other securities (including Restricted Shares) (together, “Options”) may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee

Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Ordinary Income Options). Capital Gains Options and Ordinary Income Options can be granted only through a trustee. The election of the type of Approved 102 Shares and/or Approved 102 Options to be issued to employees (the “Election”), shall become effective beginning on the first date of grant of Approved 102 Shares and/or Approved 102 Options under the 2023 Plan and shall remain in effect until at least the end of the year following the year during which the Company first issued the Approved 102 Shares and/or Approved 102 Options under the Election. The Election shall obligate the Company to issue only the type of Approved 102 Shares and/or Approved 102 Options it has elected, and shall apply to all Approved 102 Shares and/or Approved 102 Options issued during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from issuing Unapproved 102 Shares, Unapproved 102 Options, or 3(i) Options, simultaneously or otherwise.

Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least twenty-four months from their date of grant. Any gain made on the sale of shares following the twenty-four month period is subject to a capital gains tax at a current rate of 25%; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the average value of the shares as listed on the stock exchange during thirty day period prior to the date of grant of the Company’s Common Stock, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of the sale of shares/release of shares from the trustee. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the thirty day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the twenty-four month period, any resulting income (cash or equivalent) is taxed as compensation income.

Under the compensation income tax track, the Ordinary Income Options and the underlying shares have to be held in trust for at least twelve months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Ordinary Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant is granted Capital Gains Options, including in the event that such Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable twenty-four month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee

In the case of Options not made through a trustee, if the shares are non-marketable securities, the Option will not be subject to tax at the date of grant of the option or the exercise of the Option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the Option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the Option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the Option. However, capital gains tax will be payable on the sale of the shares upon exercise of the Option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options

Options under Section 3(i) of the Ordinance may be granted to Controlling Shareholders, consultants, and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of Options for shares which are non-marketable are not taxed under the income tax rules on the date of grant, but such event creates VAT liability. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares are sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of Options for shares which have a market value are subject to tax on the date of grant, exercise of the Option, and the sale of the shares. The value of the Option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Other Stock Incentives

All other awards under the Israeli Appendix need tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance thereof. Otherwise, there is an immediate tax event.

Interest of Directors and Executive Officers.

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the 2023 Plan.

New Plan Benefits

With respect to the number of shares reserved under the 2023 Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $               per share based on the closing price of our Common Stock on                        , 2023.

Required Vote and Board Recommendation

The affirmative vote of a majority of the voting power of the shares of Common Stock and shares of Preferred Stock (voting on an as-converted basis, subject to certain beneficial ownership limitations), voting together as a single class, present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the 2023 Plan Proposal shall be required to approve such proposal. “abstain” votes will have the same effect as votes cast “against” the 2023 Plan Proposal, and broker non-votes will have no effect on this proposal.

The Board recommends that you vote “for” the 2023 Plan Proposal, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy card.

Other Matters

The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

Stockholder Communications to the Board

The Company has a process for stockholders who wish to communicate with the Board, including any individual director or the Chairman. Stockholders who wish to communicate with the Board or any individual director may do so by writing to the Company at Shatner Street 3, Jerusalem, Israel. In general, any stockholder communication delivered to the Company for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Stockholder Proposals and Nominations for Director

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders (“2024 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of this Proxy Statement’s release to stockholders in connection with this year’s Annual Meeting. To be considered for presentation at the 2024 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not later than the forty-fifth (45th) day nor earlier than the seventy-fifth (75th) day before the one-year anniversary of the date on which we mailed the proxy materials (or a notice of availability of proxy materials) (whichever is earlier) for this Annual Meeting, provided, however, that in the event that the date of the 2024 Annual Meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of this year’s Annual Meeting date, then, for notice by the stockholder to be timely, it must be so received not earlier than the close of business on the one hundred and twentieth (120th) day prior to the 2024 Annual Meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the 2024 Annual Meeting, or (ii) the tenth day following the day on which a public announcement of the date of the 2024 Annual Meeting if first made. Proposals that are not received in a timely manner will not be presented or voted on at the 2024 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be directed to the Company at Shatner Street 3, Jerusalem, Israel.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 29, 2024 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting).

Annex A

Second Amended and Restated
Certificate of Incorporation of
Dror Ortho-Design, Inc.

Pursuant to Sections 242 and 245 of the Delaware General Corporation Law

Dror Ortho-Design, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.	The present name of the Corporation is Dror Ortho-Design, Inc.

2.	The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 30, 2001 (as amended, the “Original Certificate of Incorporation”).

3.	The name under which the Corporation was initially incorporated was NOVINT TECHNOLOGIES (DELAWARE), INC.

4.	This Second Amended and Restated Certificate of Incorporation restates and amends in its entirety the Original Certificate of Incorporation.

5.	This Second Amended and Restated Certificate of Incorporation has been adopted and approved in accordance with the DGCL.

6.	Pursuant to Section 245 of DGCL, this Second Amended and Restated Certificate of Incorporation restates, integrates, and further amends the provisions of the Original Certificate of Incorporation. This Second Amended and Restated Certificate of Incorporation shall be effective upon its filing with the Secretary of State of the State of Delaware.

7.	The text of the Original Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as forth in Exhibit A attached hereto, to be effective at 4:01 p.m., New York time, on [•].

In witness whereof, Dror Ortho-Design, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be signed by Eliyahu (Lee) Haddad, a duly authorized officer of the Corporation, on [•].

Eliyahu (Lee) Haddad
Chief Executive Officer

.

Exhibit A

Second Amended and Restated
Certificate of Incorporation of
Dror Ortho-Design, Inc.

ARTICLE I

The name of the corporation is Dror Ortho-Design, Inc. (the “Corporation”).

ARTICLE II

The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

ARTICLE IV

A.	The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 512,500,000 shares, consisting of 500,000,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and 12,500,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

B.	Of the 12,500,000 shares of Preferred Stock authorized by this Certificate of Incorporation, 12,500,000 shares shall be designated as Series A Convertible Preferred Stock. The rights, preferences, privileges and restrictions of such series of Preferred Stock are set forth in Annex A hereto, which is incorporated herein by reference.

C.	In addition to the Series A Convertible Preferred Stock, whose designations are incorporated herein by reference, the Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

D.	Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote, provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock). There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Amended and Restated Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

Unless otherwise set forth herein, the number of directors that constitute the Board of Directors of the Corporation shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

A.	To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.	The Corporation shall have the power to indemnify and advance expenses, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

C.	By action of the Board of Directors, notwithstanding an interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation shall have the power to indemnify him or her against such liability under these provisions.

D.	Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX, in respect of any matter occurring, or any Proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this Corporation may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

* * * * *

Annex A

Terms Of Series A Convertible Preferred Stock

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Automatic Conversion” shall have the meaning set forth in Section 6(b).

“Automatic Conversion Notice” shall have the meaning set forth in Section 6(b).

“Automatic Conversion Time” shall have the meaning set forth in Section 6(b).

“Base Conversion Price” shall have the meaning set forth in Section 7(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6(d)(iv).

“Certificate of Designation” means this Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

“Closing” means the closing of the purchase and sale of the Preferred Stock.

“Commission” means the United States Securities and Exchange Commission and includes the staff thereof acting on its behalf.

“Common Stock” means the common stock of the Corporation, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(c).

“Conversion Ratio” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

“DGCL” means the Delaware General Corporation Law, as in effect on the Original Issue Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents to employees, officers or directors of the Corporation pursuant to the Stock Option Plan, (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Original Issue Date, provided that such securities have not been amended since the Original Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than as a result of stock splits, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) or to extend the term of such securities, (c) shares of Common Stock or Common Stock Equivalents to consultants or advisors (or their designees) in lieu of compensation in the aggregate amount (not to exceed 2% of the amount outstanding on the prior December 31 of shares of Common Stock or Common Stock Equivalents per calendar year) for bona fide services provided to the Corporation not in connection with financing transactions; provided such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (e) securities issuable in connection with the transactions described in that certain Share Exchange Agreement (“Share Exchange Agreement”), dated as of July 5, 2023, as amended, between Dror Ortho-Design Ltd., a company incorporated under the laws of the state of Israel (“Dror”), and the shareholders of the Dror party thereto.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Fundamental Transaction Notice Date” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock, any other series of Preferred Stock, whether now existing or authorized in the future, and all other Common Stock Equivalents of the Corporation.

“Lead Investor” shall have the meaning ascribed to such term in that certain Securities Purchase Agreement to be entered into between the Corporation and the purchasers identified on the signature pages thereto.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“New Common Stock” shall have the meaning set forth in Section 7(a).

“New York Courts” shall have the meaning set forth in Section 10(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates, if any, which may be issued to evidence such Series A Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Permitted Indebtedness” means (a) in addition to Indebtedness existing on the Original Issue Date, up to $100,000 in the aggregate of future Indebtedness, and (b) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, up to the lesser of the purchase price or market value of each such capital assets and leased assets.

“Permitted Liens” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

“Pro Rata Portion” means the ratio of (x) the Stated Value of Series A Preferred Stock acquired by a Holder on the Original Issue Date to (y) the aggregated Stated Value of Series A Preferred Stock issued on the Original Issue Date to all Holders.

“Reverse Stock Split Proposal” means a proposal to amend the Corporation’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock one or more times at an aggregate ratio of between one for one thousand (1:1,000) and one for one hundred thousand (1:100,000) with the specific ratio to be determined by the Board of Directors in its reasonable discretion.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended and interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Series A Preferred Stock, and Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(d)(i).

“Stated Value” shall have the meaning set forth in Section 2.

“Subsidiary” means any subsidiary of the Corporation and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the Original Issue Date.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) (or any successors to any of the foregoing).

“Transfer Agent” means Issuer Direct Corporation, with an address at One Glenwood Avenue, Suite 1001, Raleigh, NC 27603, and any successor transfer agent of the Corporation.

“Uplisting” means the listing of the Common Stock on an Uplisting Market.

“Uplisting Effective Date” means the Trading Day on which the Common Stock commences trading on an Uplisting Market.

“Uplisting Market” means any of the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, or their respective successors.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTCQB or the OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the Pink Open Market (“Pink Market”) operated by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Series A Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be 12,500,000 (which shall not be subject to increase without the written consent of the holders of a majority of the then outstanding shares of the Series A Preferred Stock (together with its Affiliates, a “Holder” and collectively, the “Holders”)). Each share of Series A Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1.10 (the “Stated Value”).

Section 3. Dividends. In addition to stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to- Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Series A Preferred Stock.

Section 4. Voting Rights. Except as otherwise provided herein or as required by applicable law, Holders of Series A Preferred Stock shall be entitled to vote with holders of the Common Stock on all matters that such holders of Common Stock are entitled to vote upon, in the same manner and with the same effect as the holders of Common Stock, voting together with the holders of Common Stock as a single class. Each share of Series A Preferred Stock shall entitle the Holder thereof to cast that number of votes per share of Series A Preferred Stock equal to the number of Conversion Shares into which such share of Series A Preferred Stock is convertible into pursuant to Section 6 hereof (after giving effect to any applicable limitation on conversion under Section 6(e)). Notwithstanding the foregoing, to the extent that under the DGCL the vote of the Holders of the Series A Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of a majority of the Holders of the shares of the Series A Preferred Stock, voting together in the aggregate and not in separate series unless required under the DGCL, represented at a duly held meeting at which a quorum is present or by written consent of a majority of the Holders of the shares of the Series A Preferred Stock (except as otherwise may be required under the DGCL), voting together in the aggregate and not in separate series unless required under the DGCL, shall constitute the approval of such action by both the class or the series, as applicable. Solely for purposes of determining the presence of a quorum at any meeting of the stockholders of the Company at which the Holders of the Series A Preferred Stock are entitled to vote, the number of shares of Series A Preferred Stock and votes represented by such shares shall be counted on an as converted to Common Stock basis, disregarding, for such purposes, any limitations on conversion set forth herein. Holders of the Series A Preferred Stock shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation’s bylaws and the DGCL.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

Section 6. Conversion.

a)                Conversions at Option of Holders. From and after the date the Corporation has reserved Shares of Common Stock on behalf of the Holders of Series A Preferred Stock, each share of Series A Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth herein) determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price (the “Conversion Ratio”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”); provided that the Corporation shall not be required to honor such request if such conversion does not involve an underlying conversion value of Common Stock of at least $5,000 based on the Stated Value of such Series A Preferred Stock subject to the conversion on the Conversion Date (as defined below) (unless such lesser amount relates to all of a Holder’s Series A Preferred Stock). Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by .pdf via email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). The Corporation shall be entitled to rely on any Notice of Conversion if it is received from the notice address the Corporation is provided in connection with such transfer. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall deliver transfer instruments reasonably satisfactory to the Corporation but shall not be required to surrender certificate(s), if any, representing the shares of such Series A Preferred Stock to the Corporation until the Holder’s Series A Preferred Stock has been fully converted. Upon surrender of a certificate representing shares of Series A Preferred Stock, if any, that are to be converted in part pursuant to this Certificate of Designation, the Corporation shall cause the Transfer Agent to issue a book entry receipt representing the number of shares of Series A Preferred Stock that are not so converted. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

b)                Automatic Conversion. Effective at 4:00 P.M. (New York time) on the Trading Day immediately following any day the Corporation is able to satisfy some or all of its reservation requirements under Section 6(d)(v) of this Certificate of Designation (the “Automatic Conversion Time”), all, but not less than all, of the outstanding shares of Series A Preferred Stock for which Common Stock has been reserved shall automatically convert (an “Automatic Conversion”), without any action on the part of the Holder thereof and without payment of any additional consideration, into that number of shares of reserved Common Stock, determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price. The Corporation shall provide prompt written notice (an “Automatic Conversion Notice”) to the Holders of Series A Preferred Stock of the Automatic Conversion Time no later than 8:30 A.M. (New York time) on the Trading Day immediately following the Automatic Conversion Time. The failure of the Corporation to timely provide the Automatic Conversion Notice shall nullify the effectiveness of the Automatic Conversion. From and after the Automatic Conversion Time, the Series A Preferred Stock converted in the Automatic Conversion shall be deemed to be cancelled and the Corporation shall cause the Transfer Agent to issue to the former Holders of the shares of Series A Preferred Stock so converted the shares of Common Stock to which they are entitled in accordance with the provisions of Section 6(d) below, except that the Share Delivery Date in connection with an Automatic Conversion shall be the first Trading Day following the Automatic Conversion Time. Automatic Conversion Notices must be given to all Holders subject to Automatic Conversion.

c)                Conversion Price. The conversion price for the Series A Preferred Stock shall equal $0.011 (the “Conversion Price”). The Conversion Price shall be subject to adjustment as provided in Section 7.

d)                Mechanics of Conversion.

i              Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date and the Automatic Conversion Time, as applicable (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series A Preferred Stock. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii             Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, such Holder shall, to the fullest extent permitted by law, be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such conversion, in which event the Corporation shall promptly return to such Holder the shares of Series A Preferred Stock delivered to the Corporation and such Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion. In the event of such rescission, the Corporation shall be obligated to pay accrued liquidated damages but there shall be no obligation to pay liquidated damages following such rescission with respect to the prior default by the Corporation for the rescinded Notice of Conversion.

iii            Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim or recoupment; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment in its favor. In the absence of such injunction, the Corporation shall issue Conversion Shares in accordance with the terms of this Certificate of Designation. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(d)(i) by the Share Delivery Date applicable to such conversion when it was required to do so under this Certificate of Designation, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Shares (based on the higher of the VWAP of the Common Stock on the Conversion Date or the Automatic Conversion Time, as applicable, and the Stated Value of the Series A Preferred Stock being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after the Share Delivery Date) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or the Holder rescinds such conversion, to the extent applicable. To the fullest extend permitted by law, nothing herein shall limit a Holder’s right to pursue actual damages pursuant to this Certificate of Designation and any other agreement to which the Holder and Corporation are parties for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. To the fullest extent permitted by law, the exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall require the Corporation to issue Conversion Shares (or pay liquidated damages for its failure to do so) if the Notice of Conversion is incomplete or was not properly delivered to the Corporation in accordance with this Certificate of Designation.

iv            Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(d)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Preferred Stock equal to the number of shares of Series A Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amount payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. To the fullest extent permitted by law, nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

v            Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times thereafter, reserve and keep available out of its authorized and unissued shares of Common Stock from and after the date the Corporation has sufficient authorized and unreserved shares of Common Stock to reserve on behalf of each Holder for issuance as Conversion Shares, and for the sole purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders (and the other Holders of the Series A Preferred Stock), not less than 130% of such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series A Preferred Stock. In the event the Corporation has insufficient Common Stock to reserve to satisfy its reservation requirements to all the Holders of Series A Preferred Stock, the Corporation will reserve each Holder’s Pro Rata Portion of the Common Stock available for reservation. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi            Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series A Preferred Stock. As to any fraction of a share which the Holders would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Series A Preferred Stock.

vii           Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Series A Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series A Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

e)              Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth herein, the Corporation shall not effect any conversion of the Series A Preferred Stock, including by Automatic Conversion, and a Holder shall not have the right to convert any portion of the Series A Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series A Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series A Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(e) applies, the determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Series A Preferred Stock are convertible shall be in the reasonable discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series A Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Series A Preferred Stock are convertible, in each case in relation to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported, including securities converted or exercised prior to or at the same time as the conversion of the shares of Series A Preferred Stock being converted. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder for such Holder prior to the issuance of any shares of Series A Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series A Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(e) applicable to its Series A Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series A Preferred Stock held by the Holder and the provisions of this Section 6(e) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series A Preferred Stock.

Section 7. Certain Adjustments.

a)                Stock Dividends and Stock Splits. If the Corporation, at any time while the Series A Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Series A Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split, including the reverse stock split contemplated by the Reverse Stock Split Proposal) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. If the Corporation, at any time while the Series A Preferred Stock is outstanding, authorizes and issues an additional class of common or special stock, with dividend and voting rights at a ratio different than the existing class of Common Stock (the “New Common Stock”), then the Series A Preferred Stock will automatically become convertible, at the election of the Holders, into shares of the New Common Stock at an adjusted Conversion Price proportional to the then-current Conversion Price multiplied by a fraction, the numerator of which shall be the number of votes per share of the class of New Common Stock, and the denominator of which shall be the number of votes per share of the existing class of Common Stock.

b)               Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series A Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Beneficial Ownership Limitation, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time not to exceed twelve (12) months as its right thereto would not result in such Holder exceeding the Beneficial Ownership Limitation provided Holder complies with all of the other obligations of a beneficiary of the Purchase Rights that would not result in Holder exceeding the Beneficial Ownership Limitation. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance.

c)               Pro Rata Distributions. During such time as the Series A Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then, in each such case, each Holder shall be entitled to participate in such Distribution to the same extent that such Holder would have participated therein if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Holder’s Series A Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that any Holder’s right to participate in any such Distribution would result in such Holder exceeding the Beneficial Ownership Limitation, then such Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such times, not in excess of twelve (12) months, as its right thereto would not result in such Holder exceeding the Beneficial Ownership Limitation).

d)                Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person (other than for the purpose of changing the Corporation’s name and/or the jurisdiction of incorporation of the Corporation or a holding company for the Corporation), (ii) the Corporation (or any of its Subsidiaries), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person, whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), each, a “Fundamental Transaction”), then the Corporation shall deliver written notice of such Fundamental Transaction to each Holder promptly upon the signing of such Fundamental Transaction, and in any event, at least twenty (20) calendar days prior to the consummation of such Fundamental Transaction (the “Fundamental Transaction Notice Date”), which notice shall include a summary of the terms of such Fundamental Transaction, including the expected amount and type of consideration to be payable to the securityholders of the Corporation. By the deadline set forth in such notice, which shall be at least ten (10) calendar days following the date of the Fundamental Transaction Notice Date, each Holder shall inform the Corporation in writing of its election to either (A) convert all, but not less than all, of its Series A Preferred Stock into Common Stock at the Conversion Ratio or (B) upon any subsequent conversion of the Series A Preferred Stock, receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of the Series A Preferred Stock), the number of securities of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Holder’s Series A Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(e) on the conversion of the Series A Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other agreements and documents that relate to the purchase, sale and obligations of the Corporation and Holder, vis-à-vis the Preferred Stock in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the applicable Holder(s) and approved by a majority of such Holder(s) (without unreasonable delay and such majority shall be calculated based on the Stated Value of the Series A Preferred Stock of such Holder(s)) prior to such Fundamental Transaction. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Corporation” under this Certificate of Designation (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Certificate of Designation and the other agreements and documents that relate to the purchase, sale and obligations of the Corporation and Holder, vis-à-vis the Preferred Stock referring to the “Corporation” shall refer instead each of the Corporation and the Successor Entity or the Successor Entities, jointly and severally) and the Successor Entity or Successor Entities, jointly and severally with the Corporation, and may exercise every right and power of the Corporation prior thereto and the Successor Entity or Successor Entities and shall assume all of the obligations of the Corporation prior thereto under this Certificate of Designation and the other agreements and documents that relate to the purchase, sale and obligations of the Corporation and Holder, vis-à-vis the Preferred Stock with the same effect as if the Corporation and such Successor Entity or Successor Entities, jointly and severally, had been named as the Corporation herein.

e)                Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)                 Notice to the Holders.

i              Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii             Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a repurchase of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock in their capacities as such of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation (and all of its Subsidiaries, taken as a whole), or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be delivered by email to each Holder at its last email address as it shall appear upon the stock ledger of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non- public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. To the extent that the Holder has the right to convert its shares of Series A Preferred Stock under Section 6 hereof, the Holder shall remain entitled to convert its Series A Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Transfer Restrictions. Any transferee of shares of Series A Preferred Stock shall comply with all agreements to which a Holder is a party that relate to the transfer of the Series A Preferred Stock and Conversion Shares and any attempted sale, assignment or transfer of shares of Series A Preferred Stock made without such compliance shall be void ab initio and of no effect.

Section 9. Negative Covenants. As long as any shares of Preferred Stock are outstanding, unless the holders of more than 50% in Stated Value of the then outstanding shares of Preferred Stock shall have otherwise given prior written consent, in addition to the agreements, restrictions and undertakings of the Corporation, the Corporation shall not, and shall not permit any Subsidiary to, directly or indirectly:

a)                other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)                other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)                amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holders;

d)                repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, Common Stock Equivalents or Junior Securities;

e)                enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval);

f)                 declare or pay a dividend on Junior Securities; or

g)                enter into any agreement with respect to any of the foregoing.

Section 10. Miscellaneous.

a)                Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the e-mail address provided in writing by a Party to another Party at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or e-mail address provided in writing by a Party to another Party on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service to the address set forth provided in writing by a Party to another Party, or (d) upon actual receipt by the party to whom such notice is required to be given. For so long as any shares of Series A Preferred Stock are outstanding, the Corporation agrees that it will appoint its registered agent in the state of Delaware as its agent for service of process. The Corporation’s current registered agent is Corporation Service Company maintaining an address at 251 Little Falls Drive, Wilmington, Delaware 19808, facsimile: 1-302-636-5454. Such registered agent shall continue to be a non-exclusive agent for service of process until replaced by another registered agent in the State of Delaware or New York, after notice to the Purchasers in the manner described herein, of such replacement address. All Purchasers must be informed of a change of Registered Agent.

b)                Absolute Obligation. To the fullest extent permitted by law, and except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)                Lost or Mutilated Series A Preferred Stock Certificate. In the event a Holder’s Series A Preferred Stock is in certificated form, if a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, an indemnity in form and substance reasonably satisfactory to the Corporation, and of the ownership hereof reasonably satisfactory to the Corporation.

d)                Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of this Certificate of Designation the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)                Waiver and Consent. Any waiver by the Corporation or a Holder of any rights hereunder or any breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other rights hereunder or any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing. Any waiver, consent or approval required under this Certificate of Designation or an amendment of this Certificate of Designation that may be given or is required to be given by a majority of Holders to be effective shall require the waiver, consent or approval of the Lead Investor as a member of any such majority.

f)                 Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. Rights of the Corporation and Holders vis-à-vis Series A Preferred Stock and this Certificate of Designation may be subject to an affected by agreements between the Corporation and one or more Holders and fewer than all Holders, pursuant to which Series A Preferred Stock is issued or entered into or effective at the time Series A Preferred Stock is issued. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)                Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)                Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)                 Status of Converted or Repurchased Series A Preferred Stock. If any shares of Series A Preferred Stock shall be converted, repurchased or reacquired by the Corporation, such shares shall be retired and resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series A Preferred Stock.

*********************

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock (“Preferred Stock”) indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Novint Technologies, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the agreement pursuant to which the Preferred Stock was acquired. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Address for Delivery:

or

DWAC Instructions:

Broker no:
Account no:

[HOLDER]

By:
Name:
Title:

Annex B

Certificate of Amendment
of
Amended And Restated Certificate of Incorporation
of
Dror Ortho-Design, Inc.

Dror Ortho-Design, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Second Amended and Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on [•] (the “Certificate of Incorporation”).

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	The Certificate of Incorporation is hereby amended by amending paragraph A of Article IV as follows:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 3,266,975,740 shares, consisting of 3,254,475,740 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and 12,500,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

B-1

[Signature Page to Share Increase Amendment]

In witness whereof, Dror Ortho-Design, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [•] day of [•], [•].

Dror Ortho-Design, Inc.

By:
Name:
Title:

B-2

Annex C

Certificate of Amendment
of
Amended And Restated Certificate of Incorporation
of
Dror Ortho-Design, Inc.

Dror Ortho-Design, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on [•] (the “Certificate of Incorporation”).

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [•], New York time, on [•], each [•] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [•] (#) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

4.	The Certificate of Incorporation is hereby amended by revising Article IV to include a new paragraph E. as follows:

“E. Reverse Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

[SIGNATURE PAGE TO Reverse Stock Split AMENDMENT]

IN WITNESS WHEREOF, Dror Ortho-Design, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [•] day of [•], [•].

Dror Ortho-Design, Inc.

By:
Name:
Title:

Annex D

DROR ORTHO-DESIGN, INC.
2023 LONG-TERM INCENTIVE PLAN

The Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Dror Ortho-Design, Inc., a Delaware corporation (the “Company”), effective as of August 14, 2023 (the “Effective Date”), subject to approval by the Company’s stockholders.

Article 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Performance Goals, Tandem Awards, Prior Plan Awards, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)            increase the interest of such persons in the Company’s welfare;

(b)           furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)            provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1           “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2           “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3           “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4           “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5           “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6           “Board” means the board of directors of the Company.

2.7          “Change in Control” means any of the following, except as otherwise provided herein: (a) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (d) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (e) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (f) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8           “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9           “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10        “Committee” means the Committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11         “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12         “Company” means Dror Othro-Design, Inc., a Delaware corporation, and any successor entity.

2.13         “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14         “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15         “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16         “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17         “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18         “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19         “Exercise Date” is defined in Section 8.3(b) hereof.

2.20         “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21         “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22         “Immediate Family Members” is defined in Section 15.8 hereof.

2.23         “Incentive” is defined in Section 2.3 hereof.

2.24         “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25         “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26         “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27         “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28         “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29         “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30         “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31         “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32         “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33         “Plan” means this Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan, as amended from time to time.

2.34         “Prior Plan Awards” means (a) any awards under the Prior Plan that are outstanding on the Effective Date, and that on or after the Effective Date, are forfeited, expire or are canceled; and (b) any shares subject to awards relating to Common Stock under the Prior Plan that, on or after the Effective Date are settled in cash.

2.35         “Prior Plan” means the Dror-Ortho Design Ltd. 2021 Share Incentive Plan.

2.36         “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37        “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38         “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39         “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40         “Retirement” shall have the meaning set forth in the Participant’s Award Agreement.

2.41         “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.42         “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.43         “Spread” is defined in Section 12.4(b) hereof.

2.44         “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.45         “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.46        “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.47         “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.47, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.
ADMINISTRATION

3.1           General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such Committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2           Designation of Participants and Awards.

(a)           The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)           Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3          Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including, without limitation, determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.
SHARES SUBJECT TO PLAN

5.1           Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and any increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 235,958,571 shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. After the Effective Date of the Plan, no awards may be granted under the Prior Plan.

5.2           Reuse of Shares. To the extent that any Award under this Plan or any Prior Plan Award shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or Prior Plan Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

Article 6.
GRANT OF AWARDS

6.1           In General.

(a)            The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)           If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)            Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2          Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3          Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4           Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)            Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)           Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)              Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and the limitations set forth in Section 7.2 below, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)               Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(iii)             The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)             Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5           SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6           Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7           Performance Awards.

(a)            The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)           Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8           Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9           Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10        Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11         Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12         No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13        Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

Article 7.
AWARD PERIOD; VESTING

7.1           Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2           Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1          In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2           Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3           Exercise of Stock Option.

(a)            In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)           Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c)            Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)           Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4           SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)           cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)            that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)            the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5           Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholder of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10.
TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1         No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2         Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3         Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4         Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)                giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)               in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.
MISCELLANEOUS PROVISIONS

15.1         Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2         No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3         Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including, without limitation, any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4         Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5         Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including, without limitation, Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6        Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7         Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8        Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.8, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9         Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10      Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Jerusalem, Israel. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11       Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Jerusalem, Israel.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 14, 2023, by Orin Hirschman, its Chief Executive Officer, pursuant to prior action taken by the Board.

DrOR ORTHO-DESIGN, INC.

By:	/s/ Orin Hirschman

Name:	Orin Hirschman

Title:	President

Designated for the Israeli Income Tax Ordinance

ARTICLE I
Purpose

1.	The purpose of this Dror Ortho-Design, Inc. Israeli Long-Term Incentive Plan (the “Israeli Plan”) shall be as defined in the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (the “Main Plan”), and is intended to harmonize the terms and conditions of the Main Plan with applicable Israeli law and provide specific provisions regarding Participants (as defined in the Main Plan) who are subject to the Ordinance (defined below). Unless expressly provided in the Israeli Plan, the provisions of the Main Plan shall apply. Capitalized terms not expressly defined in the Israeli Plan shall have the meaning ascribed to them under the Main Plan.

2.	The Israeli Plan is intended to promote the interests of the Company and its Affiliates (defined below), if any (the “Group Companies”, and each, a “Group Company”), by providing present and future officers of the Group Companies, other employees of the Group Companies (including directors of the Group Companies), and contractors of the Group Companies with an incentive to enter into and continue in the employ or service of the Group Companies and to acquire a proprietary interest in the long-term success of the Group Companies.

3.	The word “Affiliate”, when used in the Israeli Plan, shall mean any “employer company” within the meaning of Section 102(a) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”).[1]

ARTICLE II
Administration

4.	The Israeli Plan shall be administered by the Board or the Committee (the “Administrator”) as shall be determined by the Board in its discretion. The Administrator shall have the authority, in its sole discretion, subject and not inconsistent with the express provisions of the Israeli Plan, to administer the Israeli Plan and to exercise all the powers and authorities specifically granted to it under the Israeli Plan as necessary and advisable in the administration of the Israeli Plan, including, without limitation:

a.	To determine which of the eligible officers, employees, directors, and contractors of the Group Companies or other persons shall be granted options to purchase Common Stock (each, an “Option”), as that term is defined below, or other Awards; provided, however, that (i) employees, officers and directors (excluding controlling members as defined in Section 32(9) of the Ordinance2) (“Employees”, and each, an “Employee”) may only be granted Awards, pursuant to Section 102 of the Ordinance and the rules and regulations promulgated thereunder, including the Income Tax Regulations (Tax Relief for Issue of Shares to Employees), 5763 - 2003 (“Section 102 Incentives”); and (ii) those who have no employee/employer relationship with the Group Companies and are not “office holders” (such as contractors and service providers), and controlling members (“Contractors”, and each, a “Contractor”), may only be granted Incentives pursuant to Section 3(i) of the Ordinance (“Section 3(i) Incentives”);

1 s. 102 (a) of the Ordinance: “employer company” – any of the following: (1) an employer that is an Israeli resident company or a foreign resident company with a permanent enterprise or a research and development center in Israel, if the Commissioner so approved (for this purpose: the employer), (2) a company that is a controlling member of the employer or of which the employer is a controlling member, or (3) a company controlled by a person if the same person controls the employer.

2 s. 32(9) of the Ordinance: “controlling member” – a person who holds, directly or indirectly, alone or with a relative, one of the following: (a) at least 10% of the issued share capital or at least 10% of the voting power; the right to hold at least 10% of the issued share capital or at least 10% of the voting power, or a right to acquire either; (c) the right to receive at least 10% of the profits; (d) the right to appoint a director.

b.	To determine the type of Incentives to be granted (i.e., Section 102 Incentives or Section 3(i) Incentives) or any other type of Incentive provided in Section 6 of the Main Plan, and their Date of Grant;

c.	To determine the number of shares of Common Stock, to which an Incentive may relate, the terms, conditions, and restrictions of each Award and Incentive, the exercise price of each Option (the “Option Exercise Price”), the date on which each Option or other Incentives becomes exercisable or free of any restrictions (the “Exercise Date”), the Award Period and any other restrictions on (i) the exercise of Options issued hereunder, or (ii) other Incentives;

d.	To determine the form or forms of the Award Agreements under the Israeli Plan (“Israeli Award Agreement”) (which forms shall be consistent with the terms of the Main Plan, but need not be identical), any other instruments that constitute or contain a Company obligation to grant an Incentive under the Israeli Plan (each, a “Grant Instrument”), as that term is defined below, and ancillary documentation;

e.	To determine whether, to what extent, and under what circumstances an Incentive may be settled, canceled, forfeited, exchanged, or surrendered;

f.	To construe and interpret the Israeli Plan, Israeli Award Agreements, any Incentive, Grant Instruments, and ancillary documentation and to make all other determinations deemed necessary or advisable for the administration of the Israeli Plan; and

g.	To prescribe, amend, and rescind rules and regulations relating to the Israeli Plan.

5.	All decisions, determinations, and interpretations of the Administrator shall be final, binding, and conclusive on all Participants, unless otherwise determined by the Board.

6.	Insofar as the Board is entitled by law to delegate all or any of its powers and authority granted it under the Israeli Plan to a Committee, the Board shall be entitled to do so. The Committee’s authority shall be as provided in the Main Plan. Any action may be taken by a written document (in lieu of meeting) signed by the Committee, and action so taken shall be fully effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Committee may appoint a Secretary who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall determine.

7.	No member or former member of the Administrator shall be liable for any action, failure to act, or determination made in good faith with respect to the Israeli Plan or any right granted thereunder.

8.	The Administrator may designate Incentives granted pursuant to Section 102 as (a) “Approved 102 Incentives” (i.e., Incentives granted pursuant to Section 102(b) of the Ordinance and held in trust by a trustee for the benefit of the Participant); or (b) “Unapproved 102 Incentives” (i.e. Incentives granted pursuant to Section 102(c) of the Ordinance and not held in trust by a trustee).

9.	The Administrator may elect for Approved 102 Incentives to be classified as either (a) “Work Income Incentives” that qualify for tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance; or (b) “Capital Gain Incentives” that qualify for tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance (the “Election”)

10.	Unapproved 102 Incentives may be granted until the Administrator’s Election has been appropriately filed with the Israeli tax authorities, which election must be made at least thirty days before the date of the first grant of an Approved 102 Incentive under the Israeli Plan or according to the instructions published by the Israeli tax authorities from time to time. The Election shall remain in effect until the end of the subsequent year following the year during which the Administrator first granted such Approved 102 Incentives. During the period indicated in the sentence above, the Administrator may grant only the type of Approved 102 Incentive it has elected, which Election shall apply to all Participants who were granted Approved 102 Incentives during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance, as amended. For the avoidance of doubt, such Election shall not prevent the Administrator from granting, at all times, Unapproved 102 Incentives to Employees or Section 3(i) Incentives to Contractors.

ARTICLE III
Incentive Shares

11.	The shares to be issued under the Israeli Plan (the “Incentive Shares”) shall be authorized but unissued Common Stock (the “Shares”). The total number of Shares reserved for issuance under the Israeli Plan shall be equal to the total number of Shares reserved under Section 5.1 of the Main Plan, subject to any adjustments and reductions made pursuant to the Main Plan. Such Shares are reserved out of the total number of Shares reserved under Section 5.1 of the Main Plan.

12.	The number of Shares available for grant as Incentives under the Israeli Plan shall be decreased by the sum of the number of Shares with respect to which Incentives have been issued and are then outstanding and the number of Shares issued upon exercise of Options. In the event that any outstanding Incentive under the Israeli Plan for any reason expires, is terminated, or is forfeited or canceled, the Shares covered by the unexercised portion of such Incentive may again be subject to Awards under the Israeli Plan.

13.	The Company shall at all times during the term of the Israeli Plan reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Incentives granted according to the Israeli Plan, shall pay all original issue taxes (which shall not include income taxes of the Participant), if any, with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and shall, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

ARTICLE IV
Incentive Price

14.	Each Israeli Award Agreement and Grant Instrument with respect to an Award shall set forth the amount (the “Incentive Price”) which will be paid by the Participant to the Company upon exercise of the Options or allocation of other Incentives. Payment shall be made in cash or by certified check in the manner prescribed in Article VI (Exercise of Options, Termination) hereof.

ARTICLE V
Terms of Awards

15.	The Administrator shall determine the dates after which, or circumstances in which, Options may be exercised or other Incentives may be released of any restriction thereto, in whole or in part. If Incentives are exercisable in installments, then the installments or portions thereof which are exercisable and not exercised shall remain exercisable until such Incentives expire or terminate in accordance with the provisions herein.

16.	Notwithstanding any other provision of the Israeli Plan but subject to Section 7.1 of the Main Plan, no Incentive shall be exercisable or otherwise valid after a date ten years from the date of grant of such Award.

17.	Unless determined otherwise by the Administrator with regard to all or any of the Participants or the Options and subject to Section 7.2 of the Main Plan, the Options will be exercisable into Shares, as follows:

Twenty-five percent (25%) of the optioned Shares shall vest and that portion of the Option shall become exercisable on the first anniversary of the vesting commencement date determined by the Committee (and in the absence of such determination, of date on which such Award was granted), and thereafter six and one-quarter percent (6.25%) of the options Shares shall vest and that portion of the Option shall become exercisable at the end of each subsequent three-month period over the course of the following three (3) years; provided, in each case that the Participant is continuously employed or engaged by a Group Company from the Date of Grant until the end of the applicable vesting period.

ARTICLE VI
Exercise of Options, Termination

18.	Subject to Article X (Trustee) below and as more fully provided in Section 8.3 of the Main Plan, the exercise of any Option shall be effected by a Participant signing and returning to the Company at its principal office a notice of exercise in the form prescribed from time to time by the Company or the Committee (a “Notice of Exercise”), along with payment for the Incentive Shares purchased thereby. Such payment will be made in dollars or shekels in accordance with the terms of the specific Israeli Award Agreement and may only be paid by cash or check, and not by the surrender of Shares, reduction of Shares pursuant to a cashless exercise or net exercise arrangement or other forms of payment, unless and to the extent permitted under Section 102 and the applicable regulations.

19.	Subject to Article X (Trustee) below, the Company shall issue Incentive Shares, in the name of the respective Participant, and deliver to him a certificate or certificates, as the case may be, representing such Shares as soon as practicable after a Notice of Exercise and payment for the Shares shall be received. If Article X (Trustee) applies, then exercise of the Incentives will be subject to the agreement with the Trustee, as that term is defined below, and in accordance with Section 102 of the Ordinance.

20.	The Company may, if required under any Applicable Law, require that a Participant deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of Shares thereupon.

21.	All Shares purchased upon the exercise of an Option or other grant of an Incentive as provided herein shall be fully paid and non-assessable.

22.	In the event that an Option is exercised by any person or persons other than the Participant, pursuant to Article VII (Non-Transferability of Incentive Rights), such Notice of Exercise shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

23.	If the Participant shall cease to be employed or engaged by a Group Company, either as the result of his resignation or as the result of his dismissal without Cause (defined below), then the Participant shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Participant resigns (according to the provisions of Article V (Terms of Awards)), within 90 days as of the Termination Date (defined below).

24.	If the Participant shall cease to be employed or engaged by a Group Company as the result of his Total and Permanent Disability or Retirement with the consent of the Group Company, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group Company, and only to the extent that the Option is exercisable as of such time as defined in Article V (Terms of Awards), may be exercised by him within one year, after the Termination Date.

25.	If the Participant shall die while employed or engaged by a Group Company, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Article V (Terms of Options), to exercise the Option (to the extent that the Participant would have been entitled to do so at the time of his death) at any time within two years from the date of his death.

26.	If the Participants shall be terminated for Cause, then, all Options, whether exercisable or not on the date that the Group Company delivers to the employee a termination notice, will expire and may not be further exercised.

27.	For the purpose of the Israeli Plan, “Cause” shall have the meaning ascribed to such term in any employment, consulting, or other service agreement in effect by and between the Company and the Participant; provided, however, at any time there is no such agreement in effect, or if such agreement does not define such term, the term “Cause” shall mean that the Participant shall have: (a) committed an act of fraud, embezzlement or theft in connection with the Participant’s duties or in the course of the Participant’s employment with any Group Company or is convicted of a felony; (b) intentionally and wrongfully damaged property of any Group Company, or any of their respective Affiliates, associates, or customers; (c) intentionally or wrongfully disclosed any confidential information of any Group Company; (d) made material personal benefit at the expense of any Group Company without the prior written consent of the management of the Company; (e) materially breached any employment, consulting, or other service agreement in effect by and between any Group Company and the Participant; or (f) willfully and persistently, without reasonable justification, failed or refused to follow the lawful and proper directives of any Group Company specifying in reasonable detail the alleged failure or refusal and after a reasonable opportunity for the Participant to cure the alleged failure or refusal.

28.	In the event of the institution of any legal proceedings directed to the validity of the Israeli Plan or any Option, the Company may, in its sole discretion, and without incurring any liability therefore to the Participant, terminate such Option.

29.	All terms and conditions herein are subject to any Applicable Law.

30.	For purposes of this Article VI, “Termination Date” shall mean the date on which Participant’s employment or engagement with a Group Company is terminated.

ARTICLE VII
Non-Transferability of Incentive Rights

31.	An Incentive that is granted hereunder shall not be transferable otherwise than by will or the laws of descent and distribution. To the extent provided in Article VI (Exercise of Options, Termination), an Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive contrary to the provisions of the Israeli Award Agreement or the Israeli Plan, and the levy of any execution, attachment, or similar process upon the Incentive, shall be null and void and without effect; provided, however, that if the Participant shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right to exercise the Option to the extent exercisable in accordance with Article VI (Exercise of Options, Termination).

ARTICLE VIII
Adjustments

32.	Except as otherwise provided by Section 12.4 of the Main Plan, upon the occurrence of any of the following events (each a “Transaction”):

a.	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

b.	an acquisition of: (i) all or substantially all of the shares or assets of the Company in one or more related Transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related Transactions to another party, in each case such acquirer of shares or assets is referred to herein as the “Acquiring Company”;

for any unexercised Incentive remain outstanding under the Israeli Plan (the “Unexercised Incentive”), there shall be substituted for the Shares subject to the Unexercised Incentive an appropriate number of shares of such class of shares or other securities of the Successor Company or the Acquiring Company, as the case may be (or, if such company is not an operating company, of the first operating company in the ownership chain of such company) (the “Substitute Shares”). Appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares subject to the Unexercised Incentive, and all other terms and conditions of the Israeli Award Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board whose determination shall be final.

33.	The Administrator shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Incentive or the cancellation of all or any portion of any outstanding restrictions with respect to any Incentive upon certain events or occurrences, and to include such provisions in the Israeli Award Agreement on such terms and conditions as the Committee shall deem appropriate.

34.	Subject to Applicable Law, the Administrator shall have full authority to, at any time and from time to time, without the approval of the stockholders of the Company, (a) grant, in its discretion to the holder of an outstanding Incentive, in exchange for the surrender and cancellation of such Incentive, a new Incentive having an exercise price or purchase price, as the case may be, lower than provided in the Award (and related Israeli Award Agreement) so surrendered and canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Israeli Plan and any Applicable Law, or (b) effectuate a decrease in the Incentive Price of outstanding Incentives. At the full discretion of the Administrator, such actions may be brought before the stockholders of the Company for their approval, to the extent not otherwise required by Applicable Law.

35.	In the event of a Share Sale or a Merger, each Participant shall participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Shares and Incentives in the Company, provided, however, that each such Share or Incentive shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), while accounting for changes in such price or ratio due to the respective terms of any such Award.

36.	With respect to Incentive Shares held in trust the following procedure will be applied: the Trustee (as defined below) will transfer the Incentive Shares held in trust and sign any document in order to effectuate the transfer of Incentive Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (a) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Incentive Shares held in trust; (b) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Incentive Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; and (c) the Company is obligated to transfer the consideration for the Incentive Shares directly to the Participant.

ARTICLE IX
Changes in Capitalization

37.	In case of any change in capitalization event as provided in Article 11 of the Main Plan, appropriate equitable adjustments shall be made by the Board, whose determination shall be final, binding, and conclusive, to the number of Shares which may be purchased under the Israeli Plan, the number of Shares subject to Awards, and the Incentive Price per Share which may be purchased under outstanding Israeli Award Agreements, all as in accordance with Article 11 of the Main Plan.

ARTICLE X
Trustee

38.	Approved 102 Incentives granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Approved 102 Incentives, including all rights attaching to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be allocated or issued to a trustee nominated by the Board (the “Trustee”) and approved in accordance with the provisions of Section 102 of the Ordinance, and will be held by the Trustee for the benefit of the Participants.

39.	Approved 102 Incentives and any Shares received following exercise of Approved 102 Incentives, including all rights attached to such Shares, and other Shares received subsequently following any realization of rights (including bonus Shares), will be held by the Trustee for a period of (a) at least 24 months from the Date of Grant of the Capital Gain Incentives , or (b) at least 12 months from the Date of Grant of the Work Income Incentives (the “Trust Period”). If the requirements for Approved 102 Incentives are not met, then the Approved 102 Incentives will be regarded as Unapproved 102 Incentives. Notwithstanding the aforesaid, Shares received upon the exercise of Incentives may be sold or transferred, and the Trustee may release such Shares (or Approved 102 Incentives) from trust, prior to the lapse of the Trust Period; provided, however, that tax is paid or withheld in accordance with Section 102(b)(4) of the Ordinance and Section 7 of the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003. However, the Administrator may, in its sole discretion, require a Participant not to sell the Shares or transfer the Incentives in the Participant’s name prior to the lapse of the Trust Period.

40.	All rights attaching to any Shares received following exercise of Approved 102 Incentives, and other shares received subsequently following any realization of rights (including bonus Shares), will be subject to the same taxation treatment applicable to such received Shares.

41.	Section 3(i) Incentives granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Section 3(i) Incentives and other Shares received following any realization of rights, in the Administrator’s discretion, may be allocated or issued to a Trustee and will be held by the Trustee until all of the terms required for release thereof, as set forth herein and in the applicable Israeli Award Agreement with the Participant, are fulfilled, including payment of the required taxes. Anything to the contrary notwithstanding, the Trustee shall not transfer to a Participant any Section 3(i) Incentives which were not already exercised into Shares by the Participant.

42.	The Trustee shall not transfer to the Participant any Shares allocated or issued upon exercise of Incentives prior to the full payment of the Participant’s tax liabilities arising from or relating to Incentives, which were granted to the Participant or any Shares allocated or issued upon exercise of such Incentives.

ARTICLE XI
No Obligation to Exercise Incentive

43.	Granting of an Incentive shall impose no obligation on the recipient to exercise such Incentive.

ARTICLE XII
Use of Proceeds

44.	The proceeds received from the issuance of Shares upon exercise of Incentives pursuant to the Israeli Plan shall be used for general corporate purposes.

ARTICLE XIII
Rights of a Stockholder; Voting Rights

45.	The Participant shall have no rights of a stockholder with respect to Shares to be acquired by the exercise of an Incentive until a certificate or certificates representing such Shares are issued to him following exercise of those Incentives which are fully vested and exercisable. Upon issuance of a certificate or certificates, the Participant shall have the rights of a stockholder attaching to Shares subject to any restrictions or legends under any Applicable Law, the Israeli Plan, or the Main Plan.

ARTICLE XIV
Employment Rights

46.	Nothing in the Israeli Plan or in any Approved 102 Incentive granted hereunder shall confer on any Participant who is an employee or service provider any right to continue in the employ or service of the Company or a Group Company, or to interfere in any way with the right of the Company or a Group Company to terminate the Participant’s employment or engagement at any time.

ARTICLE XV
Compliance with the Law

47.	The Company and each of its Affiliates shall be relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Incentives under the Israeli Plan which results from the inability of the Company or its Affiliates to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Incentives under the Israeli Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Incentives to reflect such transfer restrictions.

ARTICLE XVI
Transfer of Shares

48.	Any issued Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”), be sold only in accordance with exemptions under such Act. There shall be no exercises, transfers, sales, or other dispositions of issued Shares unless such shares are either registered or exempt from registration; provided, however, that such exercise, transfer, or other disposition may be subject to any lock up provision as agreed by the Company.

ARTICLE XVII
Investment Representation

49.	Each Participant exercising any Incentive under the Israeli Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board, registered the Shares covered thereby under the Act. The Participant shall sign and deliver to the Company, if requested, a separate investment representation, certificate, or such other document as may be required by the Company’s counsel, to such effect; provided, however, that such Incentive, representation, certificate, or other document may provide that the said investment restriction shall not be operative as to such Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act. Furthermore, the Company may place a legend on any Shares certificate delivered to the Participant to the effect that such Shares were acquired pursuant to an investment representation and without registration of the Shares.

ARTICLE XVIII
Effectiveness and Term of Plan

50.	The Israeli Plan was originally adopted by the Board on August 14, 2023. The Israeli Plan shall expire on August 14, 2033, except as to Incentives outstanding on that date. No Incentive shall be granted pursuant to the Israeli Plan after its expiration. All Shares reserved for issuance under the Israeli Plan, in respect of which the right of a Participant to purchase the same shall for any reason terminate, expire, or otherwise cease to exist, shall again be available for grant through Incentives under the Israeli Plan.

ARTICLE XIX
Amendment or Discontinuance of Plan

51.	The Board may, without the consent of the stockholders of the Company or the Participants under the Israeli Plan, at any time terminate the Israeli Plan entirely and at any time, from time to time, amend or modify the Israeli Plan, provided that no such action shall adversely affect Incentives granted hereunder without the Participant’s consent, and provided further that no such action by the Board, without the approval of the stockholders, may increase the total number of Shares which may be purchased pursuant to Incentives granted under the Israeli Plan.

ARTICLE XX
Tax Consequences and Other Requirements

52.	The exercise of an Incentive that is granted hereunder shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any national, state, or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any tax obligations arising from the grant or exercise of an Incentive, from the payment for the Shares covered thereby, or from any other event or act (of the Company or the Participant) hereunder, shall be borne solely by the Participant. Furthermore, the Participant hereby agrees and undertakes to indemnify the Company, its directors and officers and any Trustee that holds the Incentives, and hold them harmless against and from any and all liability for any such tax or interest thereon, including, without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participants.

ARTICLE XXI
Governing Law

53.	The Israeli Plan and all instruments issued hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel.

ARTICLE XXII
Notices

54.	Each notice relating to the Israeli Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal offices. Each notice to the Participant or other person or persons then entitled to exercise an Incentive shall be addressed to the Participant or such other person or persons at the Participant’s last known address.

ARTICLE XXIII
Interpretation

55.	The interpretation and construction of any terms or conditions of the Israeli Plan, or of the Israeli Award Agreement or other matters related to the Israeli Plan by the Administrator shall be final and conclusive.

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DROR ORTHO-DESIGN, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 28, 2023 AT 10:00 AM EST

CONTROL ID:
REQUEST ID:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/dror
PHONE:	1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** →

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:
REQUEST ID:

The stockholder(s) hereby appoint(s) Eliyahu (Lee) Haddad as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on this ballot, all of the shares of the Company's common stock and preferred stock, as applicable, that the stockholder(s) is/are entitled to vote at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board's recommendations.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2023

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)